                                     RESALE
                                    AGREEMENT

                                     BETWEEN

                          U S WEST COMMUNICATIONS, INC.

                                       AND

                                  ESSENTIAL.COM

                                       FOR

                                      IDAHO



                                                                          Page i

                              TABLE OF CONTENTS

PART A - GENERAL TERMS ...............................................................1

(A)1. SCOPE OF AGREEMENT .............................................................1

(A)2. DEFINITIONS ....................................................................3

(A)3. TERMS AND CONDITIONS ...........................................................4
   (A)3.1 General Provisions .........................................................4
   (A)3.2 Term of Agreement ..........................................................4
   (A)3.3 Proof of Authorization .....................................................5
   (A)3.4 Payment ....................................................................6
   (A)3.5 Taxes ......................................................................7
   (A)3.6 Force Majeure ..............................................................7
   (A)3.7 Limitation of Liability ....................................................8
   (A)3.8 Indemnity ..................................................................8
   (A)3.9 Intellectual Property .....................................................10
   (A)3.10 Warranties ...............................................................12
   (A)3.11 Assignment ...............................................................12
   (A)3.12 Default ..................................................................13
   (A)3.13 Disclaimer of Agency .....................................................13
   (A)3.14 Nondisclosure ............................................................14
   (A)3.15 Survival .................................................................15
   (A)3.16 Dispute Resolution .......................................................15
   (A)3.17 Controlling Law ..........................................................17
   (A)3.18 Joint Work Product .......................................................17
   (A)3.19 Responsibility for Environmental Contamination ...........................17
   (A)3.20 Notices ..................................................................17
   (A)3.21 Responsibility of Each Party .............................................18
   (A)3.22 No Third Party Beneficiaries .............................................18
   (A)3.23 Referenced Documents .....................................................18
   (A)3.24 Publicity ................................................................19
   (A)3.25 Amendment ................................................................19
   (A)3.26 Executed in Counterparts .................................................19
   (A)3.27 Headings of No Force or Effect ...........................................19
   (A)3.28 Regulatory Approval ......................................................19
   (A)3.29 Compliance ...............................................................19
   (A)3.30 Compliance with the Communications Assistance for Law Enforcement Act of 1994 ("CALEA") ................................................................20
   (A)3.31 Cooperation ..............................................................20
   (A)3.32 Availability of Other Agreements .........................................20

PART B - RESALE .....................................................................21

  (B)1. Description .................................................................21

  (B)2. Terms and Conditions ........................................................21

  (B)3. Rates and Charges ...........................................................24

                                                                        Page ii

                              TABLE OF CONTENTS

 (B)4. Ordering Process .............................................................26
 (B)5. Billing ......................................................................27
 (B)6. Maintenance and Repair .......................................................27

 PART C - WHITE PAGES DIRECTORY LISTINGS ............................................29

 (C)1. Description ..................................................................29
 (C)2. Terms and Conditions .........................................................29

 PART D - MISCELLANEOUS PROVISIONS ..................................................32
 (D)1. Network Security .............................................................32
 (D)2. Access To Operational Support Systems (OSS) ..................................32
 (D)3. US WEST Dex ..................................................................47
 (D)4. Notice of Changes ............................................................47
 (D)5. Maintenance and Repair .......................................................48
 (D)6. Service Performance ..........................................................54

 PART E - IDAHO RATES ...............................................................62

 PART F - SIGNATURE .................................................................64


                                                                        Page iii

                                                                          Part A
                                                                   General Terms

                             PART A - GENERAL TERMS

         This Resale Agreement is between essential.com ("RESELLER"), a Delaware corporation, and U S WEST Communications, Inc. ("USW"), a Colorado corporation.

(A)1. SCOPE OF AGREEMENT

         (A)1.1   Pursuant to this negotiated Resale Agreement
                  ("Agreement"), RESELLER and USW (collectively, "the Parties") will extend certain arrangements to one another within the geographical areas where USW is the incumbent Local Exchange Carrier within the state of Idaho for purposes of providing the resale of local Telecommunications Services. This Agreement or the portions of this Agreement relative to a particular state will be submitted to the Idaho Public Utilities Commission ("Commission") for approval. Notwithstanding this mutual commitment, however, the Parties enter into this Agreement without prejudice to any positions they have taken previously, or may take in the future in any legislative, regulatory, or other public forum addressing any matters, including matters related to the types of arrangements prescribed by this Agreement.

         (A)1.2 The provisions in this Agreement are based, in large part, on the existing state of the law, rules, regulations and interpretations thereof, as of the date hereof (the "Existing Rules"). Among the Existing Rules are or could be the results of arbitrated decisions by the Commission which are currently being challenged by USW. Among the Existing Rules are certain FCC rules and orders that are the subject of, or affected by, the opinion issued by the Supreme Court of the United States in AT&T CORP., ET AL. V. IOWA UTILITIES BOARD, ET AL. on January 25, 1999. Nothing in this Agreement shall preclude or stop USW from taking any position in any forum concerning the proper interpretation or effect of the Existing Rules or concerning whether the Existing Rules should be changed, dismissed, stayed or modified. To the extent that the Existing Rules are changed, vacated, dismissed, stayed or modified, then the Parties shall amend this Agreement and all contracts adopting all or part of this Agreement pursuant to Section 252(i) of the Act, shall be amended to reflect such modification or change of the Existing Rules. Where the Parties fail to agree upon such an amendment, it shall be resolved in accordance with the Dispute Resolution provision of this Agreement. It is expressly understood that this Agreement will be corrected to reflect the outcome of generic pricing proceedings by the Commission. This Section (A)1.2 shall be considered part of the rates, terms and conditions of each service resale arrangement contained in this Agreement, and this Section (A)1.2 shall be considered legitimately related to the purchase of each service for resale arrangement contained in this Agreement.

         (A)1.3 This Agreement is entered into as a result of both private negotiations between the Parties and the incorporation of some of the results of arbitrated decisions by the Commission, acting pursuant to Section 252 (b) of the Act, and involving interconnection/resale agreements of other parties. The Parties have included for convenience certain rates, terms or conditions in this Agreement which reflect rates, terms or conditions established in some or all of those other arbitrations. RESELLER

                                                                          Part A
                                                                   General Terms

                  acknowledges: (1) that those rates, terms or conditions are extended only because of the arbitrated results in other dockets, (2) that USW intends to appeal certain of those decisions, and (3) that any negotiations, appeal, stay, injunction or similar proceeding impacting the applicability of those rates, terms or conditions to the local service providers who were parties to those arbitrations will similarly impact the applicability of those rates, terms or conditions to RESELLER. The Parties further recognize that this Agreement is subject to the generic proceedings by the Commission addressing the services in this Agreement.

          (A)1.4 This Agreement sets forth the terms, conditions and prices under which USW agrees to provide services for resale to RESELLER, all for the sole purpose of providing
                  Telecommunications Services.

          (A)1.5 In the performance of their obligations under this Agreement, the Parties shall act in good faith and consistently with the intent of the Act. Where notice, approval or similar action by a Party is permitted or required by any provision of this Agreement, (including, without limitation, the obligation of the Parties to further negotiate the resolution of new or open issues under this Agreement) such action shall not be unreasonably delayed, withheld or conditioned.

          (A)1.6 USW may make services and features available to RESELLER for resale under this Agreement consistent with the way they are available to USW end users, without a formal amendment to this Agreement. Nothing herein prevents either Party from raising other issues through additional good faith negotiations.

          (A)1.7  This Agreement is structured in the following format:

                  Part A - General Terms
                  Part B - Resale
                  Part C - Directory Services
                  Part D - Miscellaneous Provisions
                  Part E - Rates
                  Part F - Signature

          (A)1.8 Prior to placing any orders for services under this Agreement, the Parties will jointly complete USW's "Reseller Questionnaire". This questionnaire will then be used to:

                  Determine geographical requirements
                  Identify RESELLER Ids
                  Determine USW system requirements to support RESELLER specific activity
                  Collect credit information
                  Obtain billing information
                  Create summary bills
                  Establish input and output requirements
                  Create and distribute USW and RESELLER contact lists
                  Identify client hours and holidays

                                                                          Part A
                                                                   General Terms

 (A)2. DEFINITIONS

         (A)2.1 "Act" means the Communications Act of 1934 (47 U.S.C. 151 et. seq.), as amended by the Telecommunications Act of 1996, and as from time to time interpreted in the duly authorized rules and regulations of the FCC or a Commission within its state of jurisdiction.

         (A)2.2 "Basic Exchange Features" are optional end user switched services that include, but are not necessarily limited to:
                  Automatic Call Back; Call Trace; Caller ID and Related Blocking Features; Distinctive Ringing/Call Waiting; Selective Call Forward; and Selective Call Rejection.

         (A)2.3 "Basic Exchange Telecommunications Service" means a service offered to end users which provides the end user with a telephonic connection to, and a unique local telephone number address on the public switched telecommunications network, and which enables such end user to generally place calls to, or receive calls from, other stations on the public switched telecommunications network. Basic residence and business line services are Basic Exchange Telecommunications Services. As used solely in the context of this statement and unless otherwise agreed, Basic Exchange Telecommunications Service includes access to ancillary services such as 911, directory assistance and operator services.

         (A)2.4 "Commission" means the Public Utilities Commission(s) in the state of Idaho.

         (A)2.5 "Enhanced Services" means any service offered over common carrier transmission facilities that employ computer processing applications that act on format, content, code, protocol or similar aspects of the subscriber's transmitted information; that provide the subscriber with additional, different or restructured information; or involve end user interaction with stored information.

         (A)2.6 "Interconnect & Resale Resource Guide" is a USW document that provides essential information needed to request services available under this Agreement. It is available on USW`s Web site.

         (A)2.7 "Interexchange Carrier" or "IXC" means a carrier that provides interLATA or IntraLATA Toll services.

         (A)2.8 "IntraLATA Toll" is defined in accordance with USW's current intraLATA toll serving areas, as determined by the Federal Communications Commission.

         (A)2.9 "Local Exchange Carrier" or "LEC" means any person that is engaged in the provision of telephone exchange service or exchange access. Such term does not include a person insofar as such person is engaged in the provision of a commercial mobile service under Section 332(c) of the Act, except to the extent that the FCC finds that such service should be included in the definition of such term.

         (A)2.10 "Party" means either USW or RESELLER and "Parties" means USW and RESELLER.

                                                                          Part A
                                                                   General Terms

         (A)2.11 "Reseller" is a category of local exchange service provider that obtains dial tone and associated Telecommunications Services from another provider through the purchase of finished services for resale to its end users.

         (A)2.12 "Tariff" as used throughout this Agreement refers to USW interstate Tariffs and state Tariffs, price lists, price schedules and catalogs.

         (A)2.13 "Telecommunications Carrier" means any provider of Telecommunications Services, except that such term does not include aggregators of Telecommunications Services (as defined in Section 226 of the Act). A Telecommunications Carrier shall be treated as a common carrier under the Act only to the extent that it is engaged in providing Telecommunications Services, except that the Federal Communications Commission shall determine whether the provision of fixed and mobile satellite service shall be treated as common carriage.

         (A)2.14 "Telecommunications Services" means the offering of telecommunications for a fee directly to the public, or to such classes of users as to be effectively available directly to the public, regardless of the facilities used.

         (A)2.15 Terms not otherwise defined here, but defined in the Act shall have the meaning defined there. Where a term is defined in the regulations implementing the Act but not in this Agreement, the Parties do not necessarily intend to adopt the definition as set forth in said regulations.

 (A)3. TERMS AND CONDITIONS

         (A)3.1   GENERAL PROVISIONS

                  (A)3.1.1 Each Party is solely responsible for the services it provides to its end users and to other
                           Telecommunications Carriers.

                  (A)3.1.2 The Parties shall work cooperatively to minimize
                           fraud associated with intra-LATA toll, third-number billed calls, and any other services related to this Agreement.

                  (A)3.1.3 Nothing in this Agreement shall prevent either Party from seeking to recover the costs and expenses, if any, it may incur in (a) complying with and implementing its obligations under this Agreement, the Act, and the rules, regulations and orders of the FCC and the Commission, and (b) the development, modification, technical installation and maintenance of any systems or other infrastructure which it requires to comply with and to continue complying with its responsibilities and obligations under this Agreement.

         (A)3.2   TERM OF AGREEMENT

                  This Agreement shall become effective upon Commission approval, pursuant to Sections 251 and 252 of the Act, shall terminate on Februray 4, 2002, and shall be binding upon the Parties during that term, notwithstanding Section 252(i) of the Act. After the date specified above, this Agreement shall continue in force and

                                                                          Part A
                                                                   General Terms

                  effect until terminated by either Party providing one hundred sixty (160) days written notice of termination to the other Party. The day the notice is served will determine the starting point for a 160-day negotiation period (in accordance with 252(b)1 of the Act. In the event of such termination, existing or pending service arrangements made available under this Agreement shall continue in total without interruption under either a) a new or adoption agreement executed by the Parties, or b) tariff terms and conditions generally available to all resellers.

                           (A)3.2.1 If the Parties are unable to negotiate a new
                                    agreement during the negotiation period
                                    described above, the window of opportunity to file for arbitration to resolve outstanding contractual issues in accordance with the Act will occur between days 135 and 160 of the 160 day notice period.

                           (A)3.2.2 If the Parties are able to reach agreement,
                                    this Agreement shall continue for the brief period of time needed to secure the Commission's approval of an adoption agreement or a new resale agreement. In the case of Section (A)3.2.1, this Agreement will expire on the termination date specified in the one hundred sixty (160) day notice referenced above, unless a petition for arbitration has been filed, but if such a petition has been filed then this Agreement shall continue for the period necessary for the Commission to act and resolve the disputed issues so that the Parties will have an effective resale agreement.

         (A)3.3   PROOF OF AUTHORIZATION

                  Where so indicated in specific sections of this Agreement, each party shall be responsible for obtaining and having in its possession Proof of Authorization ("POA"). POA shall consist of verification of the end user's selection and authorization adequate to document the end user's selection. Such selection may be obtained in the following ways:

                           (A)3.3.1 The end user's written Letter of
                                    Authorization.

                           (A)3.3.2 The end user's electronic authorization by
                                    use of an 1-8XX number.

                           (A)3.3.3 The end user's oral authorization verified
                                    by an independent third party (with third party verification as POA).

                  The Parties shall make POAs available to each other upon request, in accordance with the applicable laws and rules. Unless prohibited by applicable laws or regulations, a. charge of $100.00 ("slamming charge") will be assessed if the POA cannot be provided supporting the change in service provider. If there is a conflict between the end user designation and the other Party's written evidence of its authority, the Parties shall honor the designation of the end user and change the end user back to the previous service provider.

                                                                          Part A
                                                                   General Terms

          (A)3.4 PAYMENT

                           (A)3.4.1 Amounts payable under this Agreement are due
                                    and payable within thirty (30) calendar days after the date of USW's invoice, or within twenty (20) days after receipt of the invoice, whichever is later. If the payment due date is not a Business Day, the payment shall be made the next Business Day..

                                    USW may discontinue processing orders for the failure by RESELLER to make full payment for the services provided under this Agreement within thirty (30) days of the due date on RESELLER's bill.

                                    USW may disconnect for the failure by
                                    RESELLER to make full payment for the
                                    services provided under this Agreement
                                    within sixty (60) days of the due date on RESELLER's bill. RESELLER will pay the Tariff charge required to reconnect each end user line disconnected pursuant to this paragraph.

                           (A)3.4.2 Should RESELLER dispute, in good faith, any
                                    portion of the monthly billing under this Agreement, RESELLER will notify USW in writing within thirty (30) calendar days of the receipt of such billing, identifying the amount, reason and rationale of such dispute. RESELLER shall pay all amounts due. Both RESELLER and USW agree to expedite the investigation of any disputed amounts in an effort to resolve and settle the dispute prior to initiating any other rights or remedies. Should the dispute be resolved in RESELLER's favor and the resolved amount did not appear as a credit on RESELLER's next invoice from USW, USW will reimburse RESELLER the resolved amount plus interest from the date of payment. The amount of interest will be calculated using the late payment factor that would have applied to such amount had it not been paid on time.

                           (A)3.4.3 USW will determine RESELLER's credit status
                                    based on previous payment history with USW or credit reports such as Dun and Bradstreet. If RESELLER has not established satisfactory credit with USW or if RESELLER is repeatedly delinquent in making its payments, USW may require a deposit to be held as security for the payment of charges. "Repeatedly delinquent" means being thirty
                                    (30) calendar days or more delinquent for three (3) consecutive months. The deposit may not exceed the estimated total monthly charges for a two (2) month period. The deposit may be a surety bond, a letter of credit with terms and conditions acceptable to USW or some other form of mutually acceptable security such as a cash deposit. Required deposits are due and payable within ten (10) calendar days after demand in accordance with Commission requirements.

                                                                          Part A
                                                                   General Terms

                           (A)3.4.4 Interest will be paid on cash deposits at
                                    the rate applying to deposits under
                                    applicable Commission rules, regulations, or
                                    Tariffs. Cash deposits and accrued interest will be credited to RESELLER's account or refunded, as appropriate, upon the earlier of the termination of this Agreement or the establishment of satisfactory credit with USW, which will generally be one (1) full year of timely payments in full by RESELLER. The fact that a deposit has been made does not relieve RESELLER from any requirements of this Agreement.

                           (A)3.4.5 USW may review RESELLER's credit standing
                                    and modify the amount of deposit required.

                           (A)3.4.6 The late payment charge for amounts that are
                                    billed under this Agreement shall be in
                                    accordance with state Tariffs/Commission
                                    Rules and Orders.

          (A)3.5 TAXES

                  Each Party purchasing services hereunder shall pay or otherwise be responsible for all federal, state, or local sales, use, excise, gross receipts, transaction or similar taxes, fees or surcharges levied against or upon such purchasing Party (or the providing Party when such providing Party is permitted to pass along to the purchasing Party such taxes, fees or surcharges), except for any tax on either Party's corporate existence, status or income. Whenever possible, these amounts shall be billed as a separate item on the invoice. To the extent a sale is claimed to be for resale tax exemption, the purchasing Party shall furnish the providing Party a proper resale tax exemption certificate as authorized or required by statute or regulation by the jurisdiction providing said resale tax exemption. Until such time as a resale tax exemption certificate is provided, no exemptions will be applied.

          (4)3.6 FORCE MAJEURE

                  Neither Party shall be liable for any delay or failure in performance of any part of this Agreement from any cause beyond its control and without its fault or negligence including, without limitation, acts of nature, acts of civil or military authority, government regulations, embargoes, epidemics, terrorist acts, riots, insurrections, fires, explosions, earthquakes, nuclear accidents, floods, work stoppages, equipment failure, power blackouts, volcanic action, other major environmental disturbances, unusually severe weather conditions, inability to secure products or services of other persons or transportation facilities or acts or omissions of transportation carriers (collectively, a "Force Majeure Event"). The Party affected by a Force Majeure Event shall give prompt notice to the other Party, shall be excused from performance of its obligations hereunder on a day to day basis to the extent those obligations are prevented by the Force Majeure Event, and shall use reasonable efforts to remove or mitigate the Force Majeure Event. In the event of a labor dispute or strike the Parties agree to provide service to each other at a level equivalent to the level they provide themselves.

                                                                          Part A
                                                                   General Terms

         (A)3.7 LIMITATION OF LIABILITY

                           (A)3.7.1 Except for losses relating to or arising out
                                    of any act or omission in its performance of services or functions provided under this Agreement, each Party shall be liable to the other for direct damages for any loss, defect or equipment failure resulting from the causing Party's conduct or the conduct of its agents or contractors in performing the obligations contained in this Agreement.

                           (A)3.7.2 Neither Party shall be liable to the other
                                    for indirect, incidental, consequential, or special damages, including (without limitation) damages for lost profits, lost revenues, lost savings suffered by the other Party regardless of the form of action, whether in contract, warranty, strict liability, tort, including (without limitation) negligence of any kind and regardless of whether the Parties know the possibility that such damages could result.

                           (A)3.7.3 Except for indemnity obligations, each
                                    Party's liability to the other Party for any loss relating to or arising out of any act or omission in its performance of services or functions provided under this Agreement, whether in contract or in tort, shall be limited to the total amount that is or would have been charged to the other Party by such breaching Party for the service(s) or function(s) not performed or improperly performed.

                           (A)3.7.4 Nothing contained in this Section shall
                                    limit either Party's liability to the other for intentional, malicious misconduct.

                           (A)3.7.5 Nothing contained in this Section shall
                                    limit either Party's obligations of
                                    indemnification as specified in the
                                    Indemnity Section of this Agreement.

                           (A)3.7.6 Neither Party shall be liable to the other
                                    under any theory including indemnity on
                                    account of such Party's failure or neglect to have or maintain a system or systems that are Year 2000 compliant. As the Parties approach the Year 2000, date information associated with any interfaces between the Parties is expected to remain as it is.

          (A)3.8 INDEMNITY

                           (A)3.8.1 With respect to third party claims, the
                                    Parties agree to indemnify each other as follows:

                                    (A)3.8.1.1 Except for claims made by end
                                             users of one Party against the
                                             other Party, which claims are based
                                             on defective or faulty services
                                             provided by the other Party to the
                                             one Party, each of the Parties
                                             agree to release, indemnify, defend
                                             and hold harmless the other Party
                                             and each of its officers,
                                             directors, employees and agents
                                             (each an "Indemnitee") from and
                                             against and in respect

                                                                          Part A
                                                                   General Terms

                                             of any loss, debt, liability,
                                             damage, obligation, claim, demand,
                                             judgment or settlement of any
                                             nature or kind, known or unknown,
                                             liquidated or unliquidated
                                             including, but not limited to,
                                             costs and attorneys' fees, whether
                                             suffered, made, instituted, or
                                             asserted by any other party or
                                             person, for invasion of privacy,
                                             personal injury to or death of any
                                             person or persons, or for loss,
                                             damage to, or destruction of
                                             property, whether or not owned by
                                             others, resulting from the
                                             indemnifying Party's performance,
                                             breach of applicable law, or status
                                             of its employees, agents and
                                             subcontractors; or for failure to
                                             perform under this Agreement,
                                             regardless of the form of action.

                                    (A)3.8.1.2 Where the third party claim is
                                             made by (or through) an end user of
                                             one Party against the other Party,
                                             which claim is based on defective
                                             or faulty services provided by the
                                             other Party to the one Party then
                                             there shall be no obligation of
                                             indemnity unless the act or
                                             omission giving rise to the
                                             defective or faulty services is
                                             shown to be intentional, malicious
                                             misconduct of the other Party.

                                    (A)3.8.1.3 If the claim is made by (or
                                             through) an end user and where a
                                             claim is in the nature of a claim
                                             for invasion of privacy, libel,
                                             slander, or other claim based on
                                             the content of a transmission, and
                                             it is made against a Party who is
                                             not the immediate provider of the
                                             Telecommunications Service to the
                                             end user (the indemnified
                                             provider), then in the absence of
                                             fault or neglect on the part of the
                                             indemnified provider, the Party who
                                             is the immediate seller of such
                                             Telecommunications Service shall
                                             indemnify, defend and hold harmless
                                             the indemnified provider from such
                                             claim.

                           (A)3.8.2 The indemnification provided herein shall be
                                    conditioned upon:

                                    (A)3.8.2.1 The indemnified Party shall
                                             promptly notify the indemnifying
                                             Party of any action taken against
                                             the indemnified Party relating to
                                             the indemnification. Failure to so
                                             notify the indemnifying Party shall
                                             not relieve the indemnifying Party
                                             of any liability that the
                                             indemnifying Party might have,
                                             except to the extent that such
                                             failure prejudices the indemnifying
                                             Party's ability to defend such
                                             claim.

                                    (A)3.8.2.2 The indemnifying Party shall have
                                             sole authority to defend any such
                                             action, including the selection of
                                             legal

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                                                                          Part A
                                                                   General Terms

                                             counsel, and the indemnified Party
                                             may engage separate legal counsel
                                             only at its sole cost and expense.

                                    (A)3.8.2.3 In no event shall the
                                             indemnifying Party settle or
                                             consent to any judgment pertaining
                                             to any such action without the
                                             prior written consent of the
                                             indemnified Party.
        (A)3.9    INTELLECTUAL PROPERTY

                           (A)3.9.1 Each Party hereby grants to the other Party
                                    the limited, personal and nonexclusive right and license to use its patents, copyrights and trade secrets but only to the extent necessary to implement this Agreement or specifically required by the then applicable federal and state rules and regulations relating to Interconnection and access to telecommunications facilities and services, and for no other purposes. Nothing in this Agreement shall be construed as the grant to the other Party of any rights or licenses to trademarks.

                           (A)3.9.2 The rights and licenses above are granted
                                    "AS IS" and the other Party's exercise of any such right and license shall be at the sole and exclusive risk of the other Party. Neither Party shall have any obligation to defend, indemnify or hold harmless, or acquire any license or right for the benefit of, or owe any other obligation or have any liability to, the other based on or arising from any claim, demand, or proceeding (hereinafter "claim") by any third party alleging or asserting that the use of any circuit, apparatus, or system, or the use of any software, or the performance of any service or method, or the provision of any facilities by either Party under this Agreement constitutes infringement, or misuse or misappropriation of any patent, copyright, trade secret, or any other proprietary or intellectual property right of any third party.

                           (A)3.9.3 As a condition to the access or use of
                                    patents, copyrights, trade secrets and other intellectual property (including software) owned or controlled by a third party to the extent necessary to implement this Agreement or specifically required by the then applicable federal and state rules and regulations relating to Interconnection and access to telecommunications facilities and services, the Party providing access may require the other, upon written notice, from time to time, to obtain a license or permission for such access or use, make all payments in connection with obtaining such license, and provide evidence of such license.

                           (A)3.9.4 Except as expressly provided in this
                                    Intellectual Property Section, nothing in this Agreement shall be construed as the grant of a license, either express or implied, with respect to any patent, copyright, logo, trademark, trade name, trade secret or any other intellectual property right now or hereafter owned, controlled or licensable by either Party.

                                                                          Part A
                                                                   General Terms

                                    Neither Party may use any patent, copyright, logo, trademark, trade name, trade secret or other intellectual property rights of the other Party or its affiliates without execution of a separate agreement between the Parties.

                           (A)3.9.5 Neither Party shall without the express
                                    written permission of the other Party, state or imply that: 1) it is connected, or in any way affiliated with the other or its affiliates, 2) it is part of a joint business association or any similar arrangement with the other or its affiliates, 3) the other Party and its affiliates are in any way sponsoring, endorsing or certifying it and its goods and services, or 4) with respect to its advertising or promotional activities or materials, that the resold goods and services are in any way associated with or originated from the other or any of its affiliates. Nothing in this paragraph shall prevent either Party from truthfully describing the network elements it uses to provide service to its end users, provided it does not represent the network elements as originating from the other Party or its affiliates.

                           (A)3.9.6 For purposes of resale only and
                                    notwithstanding the above, unless otherwise prohibited by USW pursuant to an applicable provision herein, RESELLER may use the phrase "RESELLER is a reseller of U S WEST Communications services" (the "Authorized Phrase") in RESELLER's printed materials provided:


                                    (A)3.9.6.1 The Authorized Phrase is not used
                                             in connection with any goods or
                                             services other than USW services
                                             resold by RESELLER.


                                    (A)3.9.6.2 RESELLER's use of the Authorized
                                             Phrase does not cause end users to
                                             believe that RESELLER is USW.

                                    (A)3.9.6.3 RESELLER may not use the U S WEST
                                             logo. The Authorized Phrase, when
                                             displayed, appears only in text
                                             form with all letters being the
                                             same font and point size. The point
                                             size of the Authorized Phrase shall
                                             be no greater than one fourth the
                                             point size of the smallest use of
                                             RESELLER's name and in no event
                                             shall exceed 8 point size.

                                    (A)3.9.6.4 RESELLER shall provide all
                                             printed materials using the
                                             Authorized Phrase to USW for its
                                             prior written approval.

                                    (A)3.9.6.5 If USW determines that RESELLER's
                                             use of the Authorized Phrase causes
                                             end user confusion, USW may
                                             immediately terminate RESELLER's
                                             right to use the Authorized Phrase.

                                    (A)3.9.6.6 Upon termination of RESELLER's
                                             right to use the Authorized Phrase
                                             or termination of this Agreement,
                                             all

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                                                                          Part A
                                                                   General Terms

                                             permission or right to use the
                                             Authorized Phrase shall immediately
                                             cease to exist and RESELLER shall
                                             immediately cease any and all such
                                             use of the Authorized Phrase.
                                             RESELLER shall either promptly
                                             return to USW or destroy all
                                             materials in its possession or
                                             control displaying the Authorized
                                             Phrase.

                           (A)3.9.7 RESELLER acknowledges the value of the marks
                                    "U S WEST" and "U S WEST Communications"
                                    (the "Marks") and the goodwill associated therewith and acknowledges that such goodwill is a property right belonging to U S WEST, Inc. and USW respectively (the "Owners"). RESELLER recognizes that nothing contained in this Agreement is intended as an assignment or grant to RESELLER of any right, title or interest in or to the Marks and that this Agreement does not confer any right or license to grant sublicenses or permission to third parties to use the Marks and is not assignable. RESELLER will do nothing inconsistent with the Owner's ownership of the Marks, and all rights, if any, that may be acquired by use of the Marks shall inure to the benefit of the Owners. RESELLER will not adopt, use (other than as authorized herein), register or seek to register any mark anywhere in the world which is identical or confusingly similar to the Marks or which is so similar thereto as to constitute a deceptive colorable imitation thereof or to suggest or imply some association, sponsorship, or endorsement by the Owners. The Owners make no warranties regarding ownership of any rights in or the validity of the Marks.

          (A)3.10 WARRANTIES

                  NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT, THE PARTIES AGREE THAT NEITHER PARTY HAS MADE, AND THAT THERE DOES NOT EXIST, ANY WARRANTY, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

          (A)3.11 ASSIGNMENT

                           (A)3.11.1 Neither Party may assign or transfer
                                    (whether by operation of law or otherwise) this Agreement (or any rights or obligations hereunder) to a third party without the prior written consent of the other Party. Notwithstanding the foregoing, either Party may assign or transfer this Agreement to a corporate affiliate or an entity under its common control; however, if RESELLER's assignee or transferee has an interconnection agreement with USW, no assignment or transfer of this Agreement shall be effective without the prior written consent of USW Such consent shall include appropriate resolutions of conflicts and discrepancies between the assignee's or transferee's interconnection agreement and this Agreement. Any attempted

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                                                                          Part A
                                                                   General Terms

                                    assignment or transfer that is not permitted is void AB INITIO. Without limiting the generality of the foregoing, this Agreement shall be binding upon and shall inure to the benefit of the Parties' respective successors and assigns.

                           (A)3.11.2 Without limiting the generality of the
                                    foregoing subsection, any merger,
                                    dissolution, consolidation or other
                                    reorganization of RESELLER, or any sale, transfer, pledge or other disposition by RESELLER of securities representing more than 50% of the securities entitled to vote in an election of RESELLER's board of directors or other similar governing body, or any sale, transfer, pledge or other disposition by RESELLER of substantially all of its assets, shall be deemed a transfer of control. If any entity, other than RESELLER, involved in such merger, dissolution, consolidation, reorganization, sale, transfer, pledge or other disposition of RESELLER has an interconnection agreement with USW, the Parties agree that only one agreement, either this Agreement or the interconnection agreement of the other entity, will remain valid. All other interconnection agreements will be terminated. The Parties agree to work together to determine which interconnection agreement should remain valid and which should terminate. In the event the Parties cannot reach agreement on this issue, the issue shall be resolved through the Dispute Resolution process contained in this Agreement.

          (A)3.12 DEFAULT

                  If either Party defaults in the payment of any amount due hereunder, or if either Party violates any other material provision of this Agreement, and such default or violation shall continue for thirty (30) calendar days after written notice thereof, the other Party may seek relief in accordance with the Dispute Resolution provision of this Agreement. The failure of either Party to enforce any of the provisions of this Agreement or the waiver thereof in any instance shall not be construed as a general waiver or relinquishment on its part of any such provision, but the same shall, nevertheless, be and remain in full force and effect.

          (A)3.13 DISCLAIMER OF AGENCY

                  Except for provisions herein expressly authorizing a Party to act for another, nothing in this Agreement shall constitute a Party as a legal representative or agent of the other Party, nor shall a Party have the right or authority to assume, create or incur any liability or any obligation of any kind, express or implied, against or in the name or on behalf of the other Party unless otherwise expressly permitted by such other Party. Except as otherwise expressly provided in this Agreement, no Party undertakes to perform any obligation of the other Party whether regulatory or contractual, or to assume any responsibility for the management of the other Party's business.

                                                                          Part A
                                                                   General Terms

          (A)3.14 NONDISCLOSURE

                           (A)3.14.1 All information, including but not limited
                                    to specifications, microfilm, photocopies, magnetic disks, magnetic tapes, drawings, sketches, models, samples, tools, technical information, data, employee records, maps, financial reports, and market data, (i) furnished by one Party to the other Party dealing with end user specific, facility specific, or usage specific information, other than end user information communicated for the purpose of providing directory assistance or publication of directory database, or (ii) in written, graphic, electromagnetic, or other tangible form and marked at the time of delivery as "Confidential" or "Proprietary", or (iii) communicated and declared to the receiving Party at the time of delivery, or by written notice given to the receiving Party within ten (10) calendar days after delivery, to be "Confidential" or "Proprietary"
                                    (collectively referred to as "Proprietary
                                    Information"), shall remain the property of the disclosing Party. A Party who receives Proprietary Information via an oral communication may request written confirmation that the material is Proprietary Information. A Party who delivers Proprietary Information via an oral communication may request written confirmation that the Party receiving the information understands that the material is Proprietary Information.

                           (A)3.14.2 Upon request by the disclosing Party, the
                                    receiving Party shall return all tangible copies of Proprietary Information, whether written, graphic or otherwise, except that the receiving Party may retain one copy for archival purposes.

                           (A)3.14.3 Each Party shall keep all of the other
                                    Party's Proprietary Information confidential and shall use the other Party's Proprietary Information only in connection with this Agreement. Neither Party shall use the other Party's Proprietary Information for any other purpose except upon such terms and conditions as may be agreed upon between the Parties in writing.

                           (A)3.14.4 Unless otherwise agreed, the obligations of
                                    confidentiality and nonuse set forth in this Agreement do not apply to such Proprietary Information as:

                                    (A)3.14.4.1 was at the time of receipt
                                             already known to the receiving
                                             Party free of any obligation to
                                             keep it confidential evidenced by
                                             written records prepared prior to
                                             delivery by the disclosing Party;
                                             or

                                    (A)3.14.4.2 is or becomes publicly known
                                             through no wrongful act of the
                                             receiving Party; or

                                                                          Part A
                                                                   General Terms

                                    (A)3.14.4.3 is rightfully received from a
                                             third person having no direct or
                                             indirect secrecy or confidentiality
                                             obligation to the disclosing Party
                                             with respect to such information;
                                             or

                                    (A)3.14.4.4 is independently developed by an
                                             employee, agent, or contractor of
                                             the receiving Party which
                                             individual is not involved in any
                                             manner with the provision of
                                             services pursuant to the Agreement
                                             and does not have any direct or
                                             indirect access to the Proprietary
                                             Information; or

                                    (A)3.14.4.5 is disclosed to a third person
                                             by the disclosing Party without
                                             similar restrictions on such third
                                             person's rights; or

                                    (A)3.14.4.6 is approved for release by
                                             written authorization of the
                                             disclosing Party; or

                                    (A)3.14.4.7 is required to be made public by
                                             the receiving Party pursuant to
                                             applicable law or regulation
                                             provided that the receiving Party
                                             shall give sufficient notice of the
                                             requirement to the disclosing Party
                                             to enable the disclosing Party to
                                             seek protective orders.

                           (A)3.14.5 Nothing herein is intended to prohibit a
                                    Party from supplying factual information about its network and Telecommunications Services on or connected to its network to regulatory agencies including the Federal Communications Commission and the Commission so long as any confidential obligation is protected.

                           (A)3.14.6 Effective Date Of This Section.
                                    Notwithstanding any other provision of this Agreement, the Proprietary Information provisions of this Agreement shall apply to all information furnished by either Party to the other in furtherance of the purpose of this Agreement, even if furnished before the date of this Agreement.

          (A)3.15 SURVIVAL

                  Any liabilities or obligations of a Party for acts or omissions prior to the cancellation or termination of this Agreement; any obligation of a Party under the provisions regarding indemnification, Confidential or Proprietary Information, limitations of liability, and any other provisions of this Agreement which, by their terms, are contemplated to survive (or to be performed after) termination of this Agreement, shall survive cancellation or termination hereof.

          (A)3.16 DISPUTE RESOLUTION

                           (A)3.16.1 If any claim, controversy or dispute
                                    between the Parties, their agents,
                                    employees, officers, directors or affiliated agents should arise, and the Parties do not resolve it in the ordinary course of their dealings (the "Dispute"), then it shall be resolved in accordance with the

                                                                          Part A
                                                                   General Terms

                                    dispute resolution process set forth in this Section. Each notice of default, unless cured within the applicable cure period, shall be resolved in accordance herewith.

                           (A)3.16.2 At the written request of either Party, and
                                    prior to any other formal dispute resolution proceedings, each Party shall designate an officer-level employee, at no less than the vice president level, to review, meet, and negotiate, in good faith, to resolve the Dispute. The Parties intend that these negotiations be conducted by non-lawyer, business representatives, and the locations, format, frequency, duration, and conclusions of these discussions shall be at the discretion of the representatives. By mutual agreement, the representatives may use other procedures, such as mediation, to assist in these negotiations. The discussions and correspondence among the representatives for the purposes of these negotiations shall be treated as Confidential Information developed for purposes of settlement, and shall be exempt from discovery and production, and shall not be admissible in any subsequent arbitration or other proceedings without the concurrence of both of the Parties.

                           (A)3.16.3 If the vice-presidential level
                                    representatives have not reached a
                                    resolution of the Dispute within thirty (30) calendar days after the matter is referred to them, then either Party may demand that the Dispute be settled by arbitration. Such an arbitration proceeding shall be conducted by a single arbitrator, knowledgeable about the telecommunications industry. The arbitration proceedings shall be conducted under the then current rules of the American Arbitration Association ("AAA"). The Federal Arbitration Act, 9 U.S.C. Sections 1-16, not state law, shall govern the arbitrability of the Dispute. The arbitrator shall not have authority to award punitive damages. All expedited procedures prescribed by the AAA rules shall apply. The arbitrator's award shall be final and binding and may be entered in any court having jurisdiction thereof. Each Party shall bear its own costs and attorneys' fees, and shall share equally in the fees and expenses of the arbitrator. The arbitration proceedings shall occur in the Denver, Colorado metropolitan area. It is acknowledged that the Parties, by mutual, written agreement, may change any of these arbitration practices for a particular, some, or all Dispute(s).

                           (A)3.16.4 Should it become necessary to resort to
                                    court proceedings to enforce a Party's
                                    compliance with the dispute resolution
                                    process set forth herein, and the court
                                    directs or otherwise requires compliance herewith, then all of the costs and expenses, including its reasonable attorney fees, incurred by the Party requesting such enforcement shall be reimbursed by the non-complying Party to the requesting Party.

                                                                          Part A
                                                                   General Terms

                           (A)3.16.5 No Dispute, regardless of the form of
                                    action, arising out of this Agreement, may be brought by either Party more than two (2) years after the cause of action accrues.

(A)3.17 CONTROLLING LAW

        This Agreement was negotiated by the Parties in accordance with the terms of the Act and the laws of the state where service is provided hereunder. It shall be interpreted solely in accordance with the terms of the Act and the applicable state law in the state where the service is provided.

(A)3.18 JOINT WORK PRODUCT

        This Agreement is the joint work product of the Parties and has been negotiated by the Parties and their respective counsel and shall be fairly interpreted in accordance with its terms and, in the event of any ambiguities, no inferences shall be drawn against either Party.

(A)3.19 RESPONSIBILITY FOR ENVIRONMENTAL CONTAMINATION

        Neither Party shall be liable to the other for any costs whatsoever resulting from the presence or release of any environmental hazard that either Party did not introduce to the affected work location. Both Parties shall defend and hold harmless the other, its officers, directors and employees from and against any losses, damages, claims, demands, suits, liabilities, fines, penalties and expenses (including reasonable attorneys' fees) that arise out of or result from (i) any environmental hazard that the indemnifying Party, its contractors or agents introduce to the work locations or (ii) the presence or release of any environmental hazard for which the indemnifying Party is responsible under applicable law.

(A)3.20 NOTICES

         Any notices required by or concerning this Agreement shall be sent to the Parties at the addresses shown below:

         USW
         Director Interconnection Compliance
         1801 California, Room 2410
         Denver, CO 80202

         With copy to:
         U S WEST Law Department
         Attention: General Counsel, Interconnection
         1801 California Street, 51st Floor
         Denver, CO 80202

                                                                          Part A
                                                                   General Terms

                 RESELLER
                 John Duffy
                 Peter Mills
                 3 Burlington Woods Drive
                 4th Floor
                 Burlington, MA 01803
                 Phone:   781-229-9599, ext. 136
                 Fax:     781-229-9499
                 E-mail:  jduffy@essential.com

                  Each Party shall inform the other of any changes in the above addresses.

          (A)3.21 RESPONSIBILITY OF EACH PARTY

                  Each Party is an independent contractor, and has and hereby retains the right to exercise full control of and supervision over its own performance of its obligations under this Agreement and retains full control over the employment, direction, compensation and discharge of all employees assisting in the performance of such obligations. Each Party will be solely responsible for all matters relating to payment of such employees, including compliance with social security taxes, withholding taxes and all other regulations governing such matters. Each Party will be solely responsible for proper handling, storage, transport and disposal at its own expense of all (i) substances or materials that it or its contractors or agents bring to, create or assume control over at work locations or, (ii) waste resulting therefrom or otherwise generated in connection with its or its contractors' or agents' activities at the work locations. Subject to the limitations on liability and except as otherwise provided in this Agreement, each Party shall be responsible for (i) its own acts and performance of all obligations imposed by applicable law in connection with its activities, legal status and property, real or personal and, (ii) the acts of its own affiliates, employees, agents and contractors during the performance of that Party's obligations hereunder.

          (A)3.22 NO THIRD PARTY BENEFICIARIES

                  This Agreement does not provide and shall not be construed to provide third parties with any remedy, claim, liability, reimbursement, cause of action, or other privilege.

          (A)3.23 REFERENCED DOCUMENTS

                  All references to Sections shall be deemed to be references to Sections of this Agreement unless the context shall otherwise require. Whenever any provision of this Agreement refers to a technical reference, technical publication, RESELLER practice, USW practice, any publication of telecommunications industry administrative or technical standards, or any other document specifically incorporated into this Agreement, it will be deemed to be a reference to the most recent version or edition (including any amendments, supplements, addenda, or successors) of such document that is in effect, and will include the most recent

                                                                          Part A
                                                                   General Terms

                  version or edition (including any amendments, supplements, addenda, or successors) of each document incorporated by reference in such a technical reference, technical publication, RESELLER practice, USW practice, or publication of industry standards. USW will not implement changes in the most recent version or edition in the documents described above when such changes are optional. The existing configuration of either Party's network may not be in immediate compliance with the latest release of applicable referenced documents.

          (A)3.24 PUBLICITY

                  Neither Party shall publish or use any publicity materials with respect to the execution and delivery or existence of this Agreement without the prior written approval of the other Party.

          (A)3.25 AMENDMENT

                  RESELLER and USW may mutually agree to amend this Agreement in writing. Since it is possible that amendments to this Agreement may be needed to fully satisfy the purposes and objectives of this Agreement, the Parties agree to work cooperatively, promptly and in good faith to negotiate and implement any such additions, changes and corrections to this Agreement.

          (A)3.26 EXECUTED IN COUNTERPARTS

                  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original; but such counterparts shall together constitute one and the same instrument.

          (A)3.27 HEADINGS OF NO FORCE OR EFFECT

                  The headings of Sections of this Agreement are for convenience of reference only, and shall in no way define, modify or restrict the meaning or interpretation of the terms or provisions of this Agreement.

          (A)3.28 REGULATORY APPROVAL

                  The Parties understand and agree that this Agreement will be filed with the Commission for approval. In the event the Commission rejects any portion of this Agreement, renders it inoperable or creates an ambiguity that requires further amendment, the Parties agree to meet and negotiate in good faith to arrive at a mutually acceptable modification.

          (A)3.29 COMPLIANCE

                  Each Party shall comply with all federal, state, and local laws, rules and regulations applicable to its performance under this Agreement. Without limiting the foregoing, USW and RESELLER agree to take all action necessary to keep and maintain in full force and effect all permits, licenses, certificates, insurance, and other authorities needed to perform their respective obligations hereunder.

                                                                          Part A
                                                                   General Terms

         (A)3.30 COMPLIANCE WITH THE COMMUNICATIONS ASSISTANCE FOR LAW ENFORCEMENT ACT OF 1994 ("CALEA")

                 Each Party represents and warrants that any equipment, facilities or services provided to the other Party under this Agreement comply with CALEA. Each Party shall indemnify and hold the other Party harmless from any and all penalties imposed upon the other Party for such noncompliance and shall at the noncompliant Party's sole cost and expense, modify or replace any equipment, facilities or services provided to the other Party under this Agreement to ensure that such equipment, facilities and services fully comply with CALEA.

         (A)3.31  COOPERATION

                 The Parties agree that this Agreement involves the provision of USW services in ways such services were not previously available and the introduction of new processes and procedures to provide and bill such services. Accordingly, the Parties agree to work jointly and cooperatively in testing and implementing processes for pre-ordering, ordering, maintenance, provisioning and billing and in reasonably resolving issues which result from such implementation on a timely basis. Electronic processes and procedures are addressed in Part D of this Agreement.

         (A)3.32  AVAILABILITY OF OTHER AGREEMENTS

                 With regard to the availability of other agreements, the Parties agree that the provisions of Section 252(i) of the Act shall apply, including state and federal, Commission and court interpretive regulations and decisions in effect from time to time.

                                                                        Part B
                                                                        Resale

                                 PART B - RESALE

(B)1. DESCRIPTION

         (B)1.1 Pursuant to the Act and this Part B, USW shall offer for resale at wholesale rates any Telecommunications Services it provides to end users who are not Telecommunications Carriers including terms and conditions (except prices) in the USW Tariffs, where applicable. RESELLER may obtain intraLATA toll service from USW for resale or RESELLER has the option to self-provision intraLATA toll or to obtain intraLATA toll for resale from another provider.

         (B)1.2 The Parties agree that certain USW services are not available for resale under this Agreement and certain other USW services are available for resale but not at a discount, as identified in Part E or in individual state Tariffs. The availability of services and applicable discounts identified in Part E or in individual Tariffs are subject to change pursuant to the Rates and Charges sub-section of this Resale section.

(B)2. TERMS AND CONDITIONS

         (B)2.1 Basic Exchange Telecommunications Service, Basic Exchange Features, Private Line Service, Frame Relay Service and intraLATA Toll may be resold only for their intended or disclosed use and only to the same class of end user to which USW sells such services (e.g., residence service may not be resold to business end users). Service provided directly to RESELLER for its own use, such as administrative services, must be identified by RESELLER and RESELLER must pay the full retail rates and prices for such services.

         (B)2.2 USW shall provide to RESELLER Telecommunications Services for resale that are at least equal in quality, and in substantially the same time and manner that USW provides these services to others, including other Resellers and end users, and in accordance with any applicable Commission service quality standards, including standards the Commission may impose pursuant to Section 252 (e)(3) of the Act.

         (B)2.3 In the event that there are existing agreements between RESELLER and USW for resale under USW retail Tariff discounts, RESELLER may elect to continue to obtain services for resale under the existing agreements and retail Tariff discounts or RESELLER may elect to terminate such existing agreements and obtain such services under this Agreement with the associated wholesale discount specified in Part E of this Agreement.

         (B)2.4 In accordance with the Act, RESELLER will provide the date it will begin to offer Telecommunications Services to residential and business end users. RESELLER will provide a two (2) year forecast within ninety (90) calendar days of signing this Agreement The forecast shall be updated and provided to USW on a annual basis or as requested by USW. Each forecast will provide:

                                                                   Part B
                                                                   Resale

                  - The date service will be offered (by city and/or state)
                  - The type and quantity of service(s) which will be offered
                  - RESELLER's anticipated number of service orders
                  - Name of RESELLER's key contact personnel

                  The information provided pursuant to this paragraph shall be considered Proprietary Information under the Nondisclosure Section of this Agreement.

         (B)2.5 RESELLER may not reserve blocks of USW telephone numbers, except as allowed by Tariffs.

         (B)2.6 USW will accept at no charge one primary listing for each main telephone number belonging to RESELLER's end user based on end user information provided to USW by RESELLER. USW will place RESELLER's listings in USW's directory listing database for directory assistance purposes. Additional terms and conditions with respect to directory listings are described in Part C of this Agreement.

         (B)2.7 USW shall provide to RESELLER, for RESELLER's end users, E911/911 call routing to the appropriate Public Safety Answering Point ("PSAP). USW shall not be responsible for any failure of RESELLER to provide accurate end user information for listings in any databases in which USW is required to retain and/or maintain end user information.. USW shall provide and validate RESELLER's end user information to the Automatic Location Identification/Database Management
                  System ("ALI/DMS"). USW shall use its standard process to update and maintain, on the same schedule that it uses for its end users, RESELLER's end user service information in the ALI/DMS used to support E911/911 services. USW assumes no liability for the accuracy of information provided by RESELLER.

         (B)2.8 If USW provides and RESELLER accepts operator services, directory assistance, and intraLATA long distance as a part of the resold line, it will be offered with standard USW branding. RESELLER is not permitted to alter the branding of these services in any manner when the services are a part of the resold line without the prior written approval of USW. However, at the request of RESELLER and where technically feasible, USW will rebrand operator services and directory assistance in RESELLER's name, provided the charges associated with such rebranding are paid by RESELLER.

         (B)2.9   RESELLER shall designate the Primary Interexchange Carrier
                  (PIC) assignments on behalf of its end users for interLATA services and intraLATA services.

         (B)2.10 When end users switch from USW to RESELLER, or to RESELLER from any other Reseller, and if they do not change their service address to an address served by a different Central Office, such end users shall be permitted to retain their current telephone numbers if they so desire. USW shall take no action to prevent RESELLER end users from retaining their current telephone numbers.

                                                                   Part B
                                                                   Resale

         (B)2.11 RESELLIER is liable for all fraud associated with service to its end-users and accounts. USW takes no responsibility, will not investigate, and will make no adjustments to RESELLER's account in cases of fraud unless such fraud is the result of any intentional act or gross negligence of USW. Notwithstanding the above, if USW becomes aware of potential fraud with respect to RESELLER's accounts, USW will promptly inform RESELLER and, at the direction of RESELLER, take reasonable action to mitigate the fraud where such action is possible.

         (B)2.12 Resold services are available only where facilities currently exist and are capable of providing such services without construction of additional facilities or enhancement of existing facilities. However, if RESELLER requests that facilities be constructed or enhanced to provide resold services, USW will review such requests on a case-by-case basis and determine if it is economically feasible for USW to build or enhance facilities. If USW decides to build or enhance the requested facilities, USW will develop and provide to RESELLER a price quote for the construction. Construction charges associated with resold services will be applied in the same manner that construction charges apply to USW's retail end users. If the quote is accepted, RESELLIER will be billed the quoted price and construction will commence after receipt of payment.

         (B)2.13 In the event USW terminates the provisioning of any resold services to RESELLER for any reason, including RESELLER's non-payment of charges, RESELLER shall be responsible for providing any and all necessary notice to its end users of the termination. In no case shall USW be responsible for providing such notice to RESELLER's end users. USW will provide notice to RESELLER of USW's termination of a resold service on a timely basis consistent with Commission rules and notice requirements.

         (B)2.14 The underlying network provider of a resold service shall be entitled to receive, from the purchaser of Switched Access, the appropriate access charges pursuant to its then effective Switched Access Tariff.

         (B)2.15 Centrex terms and conditions related to calculation of charges for, and provisioning of common blocks, station lines, and optional features will be based on the Centrex definition of a system and a Reseller's serving location.

                  (B)2.15.1 Where a common block is applicable, a Centrex system is defined by a single common block or multiple common blocks for a single RESELLER within a single Central Office switching system. A common block defines the dialing plan for intercom calling, access to Public Switched Network and/or private facilities, station line and system restrictions and feature access arrangements and functionality. RESELLER may purchase multiple common blocks within a single Central Office switching system when RESELLER requires different dialing plans, feature access arrangements and

                                                                   Part B
                                                                   Resale

                           station line or system restrictions within a single system operation. A Reseller with multiple common blocks within the same Central Office switch may have Network Access Register and Private Facility trunk groups aggregated across multiple common blocks. Centrex system based optional features (i.e. Automatic Route Selection) may not be aggregated across multiple common blocks. A Centrex system must provide station lines to at least one location and may provide station lines to multiple locations.

                  (B)2.15.2 Centrex station lines are provisioned and charges are calculated based on serving Reseller's location. A location is defined as the site where USW facilities (cable plant from the serving Central Office switch) meet Reseller facilities (inside wire). In a multi-tenant building, USW may bring facilities directly to a single point of interconnection with Reseller facilities, typically in a basement equipment room, which would be considered a single location for this multi-tenant building. Should USW bring service to multiple floors or offices within a multi-tenant building each floor or office with a separate Reseller facilities termination point is considered a location. Multiple buildings within contiguous property (campus) will be provisioned and billed as a single location. Contiguous property is defined as property owned or leased by a single end user and not separated by public thoroughfare, river or railroad rights-of-way. Property will be considered contiguous when connected via connecting passageways or conduit acceptable to USW for its facilities. A Reseller with Centrex station lines from multiple Central Office switching systems, within the same USW Wire Center, and provisioned to the same location will not be charged for service or provisioned as if service was originating from a single Centrex system. For example, station lines may only be aggregated from a single Centrex Reseller system to a single Reseller serving location for rating purposes. RESELLER may not specify a USW Central Office as a RESELLER location for termination of Centrex station lines.

         (B)2.16 Private Line Service used for Special Access is available for resale but not at a discount.

         (B)2.17 DSL Service (such as Megabit Service) is available for resale by RESELLER out of USW's Interstate Tariff, but at no wholesale discount.

(B)3. RATES AND CHARGES

         (B)3.1 The Telecommunications Services identified in Part E are available for resale at the wholesale discount percentage shown in Part E. Telecommunications

                                                                          Part B
                                                                          Resale

                  Services available for resale but excluded from the wholesale pricing arrangement in this Agreement are available at the retail Tariff rates.

         (B)3.2 The Customer Transfer Charges (CTC) as specified in Part E apply when transferring services to RESELLER.

         (B)3.3 A Subscriber Line Charge (SLC), or any subsequent federally mandated charge to end users, will continue to be paid by RESELLER without discount for each local exchange line resold under this Agreement. All federal and state rules and regulations associated with SLC as found in the applicable Tariffs also apply.

         (B)3.4 RESELLER will pay to USW the PIC change charge without discount for RESELLER end user changes of interexchange or intraLATA carriers. Any change in RESELLER's end users' interexchange or intraLATA carrier must be requested by RESELLER on behalf of its end user.

         (B)3.5 RESELLER agrees to pay USW when its end user activates any services or features that are billed on a per use or per activation basis subject to the applicable discount in Part E as such may be amended pursuant to this Section (e.g., continuous redial, last call return, call back calling, call trace, etc.).

         (B)3.6 Product specific non-recurring charges, as set forth in USW's applicable Tariffs will apply when additional lines, trunks or circuits are added or when the end user adds features or services to existing lines or trunks.

         (B)3.7 Miscellaneous charges, if applicable, will be consistent with charges for equivalent services ordered by USW end users.

         (B)3.8 The wholesale discount rates in Part E established in the Idaho Case Number USW-T-96-15, ATT-T-96-1, "In the Matter of AT&T Communications of the Mountain States, Inc. petition for Arbitration of the Interconnection Rates, Terms and Pursuant to 47 U.S.C. Sec. 252(b) of the Telecommunications Act of 1996", (the "AT&T Arbitration") are interim rates and are pending the outcome of a final Commission decision in an interconnection cost docket. Such rates, as adopted in this Agreement, will be subject to true-up from the date those rates became effective in this Agreement to the effective date of the final interconnection cost docket order. Notwithstanding this true-up obligation, the Parties agree that rates in this Agreement will remain in effect as described below until the exhaustion of all appeals of the final order in the interconnection cost docket.

         (B)3.9 The Parties intend that, if the AT&T rates or the services in the AT&T Arbitration are changed by any negotiations, appeal, stay, injunction, settlement, or similar proceeding with respect to AT&T, those rates and services, if they have been adopted into this Agreement, shall be changed in this Agreement to the same extent as the rates and services in the AT&T Arbitration. Notwithstanding the above, the Parties agree that in the event a stay or injunction is granted with respect to the implementation of the services and rates in the AT&T Arbitration, the Parties agree that the telecommunications services still available for resale

                                                                          Part B
                                                                          Resale

                  following the stay or injunction will be available to RESELLER, effective as of the date of the stay order or injunction, at a wholesale discount rate of 12% (the "Standard Rate") until such time as a nonappealable order establishes a wholesale discount rate(s). If the Standard Rate becomes effective pursuant to this paragraph, the Standard Rate will also be subject to true-up to the rate(s) established in the nonappealable order for the period that the Standard Rate was in effect. If the AT&T rates or the applicability of the rate to the services in Part E is changed by a nonappealable administrative or judicial order following approval of negotiated rates, rates reached in an approved settlement agreement, a decision on appeal or other similar proceeding, such changed rate(s) will be available to RESELLER, effective as of the date of the order. The AT&T rate shall be subject to true-up to the changed rates for the period of time the AT&T rate was in effect. Notwithstanding the above, no true-up of either the Standard Rate or the AT&T rate will occur unless ordered as a part of the nonappealable administrative or judicial order.

         (B)3.10 If the resold services are purchased pursuant to Tariffs and the Tariff rates change, charges billed to RESELLER for such services will be based upon the new Tariff rates less the applicable wholesale discount, if any, as agreed to herein or as established by Commission order and/or resale Tariff. The new rate will be effective upon the Tariff effective date.

(B)4. ORDERING PROCESS

         (B)4.1 RESELLER, or RESELLER's agent, shall act as the single point of contact for its end users' service needs, including without limitation, sales, service design, order taking, provisioning, change orders, training, maintenance, trouble reports, repair, post-sale servicing, billing, collection and inquiry. RESELLER shall inform its end users that they are end users of RESELLER for resold services. RESELLER's end users contacting USW will be instructed to contact RESELLER; however, nothing in this Agreement, except as provided below, shall be deemed to prohibit USW from discussing its products and services with RESELLER's end users who call USW.

         (B)4.2 RESELLER shall transmit to USW all information necessary for the ordering (billing, listing and other information), installation, repair, maintenance and post-installation servicing according to USW's standard procedures, as described in the USW Interconnect & Resale Resource Guide available on USW's Web site. Information shall be provided using USW's designated Local Service Request (LSR) format which may include the LSR, end user and resale forms. RESELLER must send USW complete and accurate end user listing information for Directory Assistance, Directory Listings, and 911 Emergency Services using USW's designated resale directory listing order forms. When USW's end user or the end user's new service provider orders the discontinuance of the end user's existing service in anticipation of moving to another service provider, USW will render its closing bill to the end user effective with the disconnection. If another service provider, RESELLER's end

                                                                          Part B
                                                                          Resale

                  user or RESELLER requests that service be discontinued from RESELLER and subsequently USW's service to RESELLER is discontinued USW will issue a bill to RESELLER for that portion of the service provided to RESELLER.. USW will notify RESELLER by FAX, OSS interface or other agreed upon processes, in accordance with the OSS section of this Agreement when an end user moves to another service provider. USW will not provide RESELLER with the name of the other service provider selected by the end user.

         (B)4.3 RESELLER shall provide USW and USW shall provide RESELLER with points of contact for order entry, problem resolution and repair of the resold services.

         (B)4.4 Prior to placing orders on behalf of the end user, RESELLER shall be responsible for obtaining and have in its possession Proof of Authorization ("POA"), as set forth in Part A of this Agreement.

         (B)4.5 Due date interval standards are addressed in the Interconnect & Resale Resource Guide.

         (B)4.6 Firm Order Confirmation (FOC) guidelines are addressed in the Interconnect & Resale Resource Guide.

         (B)4.7 USW will provide completion notification that is equal to that provided to USW end users.

         (B)4.8 USW will provide Design Layout Records when requested under terms and conditions consistent with USW end users.

         (B)4.9 USW will handle jeopardy orders based upon the same performance standards and criteria that USW provides to itself.

 (B)5. BILLING

         (B)5.1 USW shall bill RESELLER and RESELLER is responsible for all applicable charges for the resold services as provided herein. RESELLER shall also be responsible for all Tariffed charges and charges separately identified in this Agreement associated with services that RESELLER resells to an end user under this Agreement.

         (B)5.2 USW shall provide RESELLER, on a monthly basis, within 7-10 calendar days of the last day of the most recent billing period, in an agreed upon standard electronic billing format as detailed in Part D, billing information including (1) a summary bill, and (2) individual end user sub-account information consistent with the samples available for RESELLER review.

 (B)6. MAINTENANCE AND REPAIR

         RESELLER and USW will employ the procedures for handling misdirected repair calls as specified in the Maintenance and Repair Section of this Agreement.

         (B)6.1 USW will maintain facilities and equipment used to provide RESELLIER resold services. RESELLER or its end user may not rearrange, move, disconnect, or attempt to repair USW facilities or equipment, other than by connection or

                                                                          Part B
                                                                          Resale

                  disconnection to any interface between USW and the end user, without written consent of USW.

         (B)6.2 Maintenance and repair processes are detailed in the Maintenance and Repair Section of this Agreement.

                                                                          Part C
                                                              Directory Listings

                          PART C - WHITE PAGES DIRECTORY LISTINGS

(C)1. DESCRIPTION

         White Pages Listings Service (Listings) consists of USW placing the names, addresses and telephone numbers of RESELLER's end users in USW's listing database, based on end user information provided to USW by RESELLER. USW is authorized to use Listings in Directory Assistance
         (DA) and as noted below.

(C)2. TERMS AND CONDITIONS

         (C)2.1 RESELLER will provide in standard, mechanized format, and USW will accept at no charge, one primary listing for each main telephone number belonging to RESELLER's end users. Primary listings for RESELLER will include the end user Listings for any resold services or wireless services and are further defined in USW's general exchange Tariffs. RESELLER will be charged for premium and privacy listings, (e.g., additional, foreign, cross reference, informational, etc.), at USW's general exchange listing Tariff rates, less the wholesale discount. If RESELLER utilizes Remote Call Forwarding for local number portability, RESELLER can list only one number without charge - either the end user's original telephone number or RESELLER-assigned number. The standard discounted rate for an additional listing applies to the other number.

         (C)2.2 USW will furnish RESELLER the Listings format specifications. All manual requests are considered a project and require coordination between RESELLER and USW to determine time frames.

         (C)2.3 RESELLER grants USW a non-exclusive license to incorporate Listings information into its Directory Assistance database. With this license USW will incorporate Listings in the DA database.

         (C)2.4 No prior authorization is needed for USW to release Listings to directory publishers or other third parties. USW will incorporate Listings information in all existing and future directory assistance applications developed by USW. RESELLER authorizes USW to sell and otherwise make Listings available to directory publishers. Listings shall not be provided or sold in such a manner as to segregate end users by carrier. USW will not charge for updating and maintaining the Listings database. RESELLER will not receive compensation from USW for any sale of Listings by USW.

         (C)2.5 To the extent that state Tariffs limit USW's liability with regard to Listings, the applicable state Tariff(s) is incorporated herein and supersedes the Limitation of Liability section of this Agreement with respect to Listings only.

                                                                          Part C
                                                              Directory Listings

         (C)2.6 USW is responsible for maintaining Listings, including entering, changing, correcting, rearranging and removing Listings in accordance with RESELLER orders. USW will take reasonable steps in accordance with industry practices to accommodate non-published and non-listed Listings provided that RESELLER has supplied USW the necessary privacy indicators on such Listings.

         (C)2.7 USW will include RESELLER Listings in USW's Directory Assistance service to ensure that callers to USW's Directory Assistance service have non-discriminatory access to RESELLER's Listings.

         (C)2.8 USW will ensure RESELLER Listings provided to USW are included in the white pages directory published on USW's behalf.

         (C)2.9 RESELLER agrees to provide to USW its end user names, addresses and telephone numbers in a standard mechanized format, as specified by USW.

         (C)2.10 RESELLER will supply its ACNA/CIC or CLCC/OCN, as appropriate, with each order to provide USW the means of identifying Listings ownership.

         (C)2.11 Upon request by USW, RESELLER shall submit proof to USW, of authorization from each end user for which RESELLER submits a change in end user's Listing.

         (C)2.12 RESELLER represents and warrants the end user information provided to USW is accurate and correct. RESELLER further represents and warrants that it has reviewed all Listings provided to USW, including end user requested restrictions on use such as non published and non-listed. RESELLER shall be solely responsible for knowing and adhering to state laws or rulings regarding Listings (e.g., no solicitation requirements in the states of Arizona and Oregon, privacy requirements in Colorado), and for supplying USW with the applicable Listing information.

         (C)2.13 RESELLER is responsible for all dealings with, and on behalf of, RESELLER's end users, including:

                  (C)2.13.1 All end user account activity, (e.g. end user
                           queries and complaints).

                  (C)2.13.2 All account maintenance activity, (e.g., additions, changes, issuance of orders for Listings to USW).

                  (C)2.13.3 Determining privacy requirements and accurately
                           coding the privacy indicators for RESELLER's end user information. If end user information provided by RESELLER to USW does not contain a privacy indicator, no privacy restrictions will apply.

                                                                         Part C
                                                             Directory Listings

                  (C)2.13.4 Any additional services requested by RESELLER's end users.

                                                                          Part D
                                                        Miscellaneous Provisions

                        PART D- MISCELLANEOUS PROVISIONS

 (D)1. NETWORK SECURITY

         (D)1.1 Protection of Service and Property - Each Party shall exercise the same degree of care to prevent harm or damage to the other Party and any third parties, its employees, agents or end users, or their property as it employs to protect its own personnel, end users and property, etc. Each Party shall comply at all times with USW security and safety procedures and requirements.

         (D)1.2 Revenue Protection - USW shall make available to RESELLER all present and future fraud prevention or revenue protection features. These features include, but are not limited to screening codes, and 900 numbers.

         (D)1.3 Law Enforcement Interface - USW provides emergency assistance to 911 centers and law enforcement agencies seven (7) days a week/twenty-four (24) hours a day. Assistance includes, but is not limited to release of 911 trace and subscriber information; in-progress trace requests; establishing emergency trace equipment, release of information from an emergency trap/trace or *57 trace; requests for emergency subscriber information; assistance to law enforcement agencies in hostage/barricade situations, kidnappings, bomb threats, extortion/scams, runaways and life threats.

          (D)1.4 USW provides trap/trace, pen register and Title III assistance directly to law enforcement, if such assistance is directed by a court order. This service is provided during normal business hours, Monday through Friday. Exceptions are addressed in the above paragraph. The charges for these services will be billed directly to the law enforcement agency, without involvement of RESELLER, for any lines served from USW Wire Centers or cross boxes.

          (D)1.5 In all cases involving telephone lines served from USW Wire Centers or cross boxes, USW will perform trap/trace Title III and pen register assistance directly with law enforcement. RESELLER will not be involved or notified of such actions, due to non-disclosure court order considerations, as well as timely response duties when law enforcement agencies are involved. Exceptions to the above will be those cases, as yet undetermined, where RESELLER must participate due to technical reasons wherein its circuitry must be accessed or modified to comply with law enforcement, or for legal reasons that may evolve over time. RESELLER will provide USW with a 24 hour a day, 7 days a week contact for processing such requests, should they occur.

 (D)2. ACCESS TO OPERATIONAL SUPPORT SYSTEMS (OSS)

         (D)2.1 Description

                  (D)2.1.1 USW has developed and shall continue to provide
                           Operational Support Systems OSS interfaces using electronic gateways. These gateways act as a mediation or control point between RESELLER's

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                                                                          Part D
                                                        Miscellaneous Provisions

                           and USW's OSS. These gateways provide security for the interfaces, protecting the integrity of the USW OSS and its databases. USW's OSS interfaces have been developed to support Pre-ordering, Ordering and Provisioning, Maintenance and Repair and Billing. Included below is a description of the products and functions supported by USW OSS interfaces and the technology used by each. This section describes the interfaces that USW has developed and shall provide RESELLER. Additional technical information and details shall be provided by USW in training sessions and documentation, such as the "Interconnect Mediated Access User's Guide". USW will continue to make improvements to the electronic interfaces as technology evolves, providing notification to RESELLER consistent with the provisions of this Section.

                  (D)2.1.2 Through its electronic gateways, USW shall provide
                           RESELLER nondiscriminatory access to USW's operational support systems for pre-ordering, ordering and provisioning, maintenance and repair, and billing for resale. For the pre-ordering, ordering and provisioning of resold services, USW shall provide RESELLER access to its OSS in substantially the same time and manner as it provides to itself.

         (D)2.2   OSS Support for Pre-Ordering, Ordering and Provisioning

                  (D)2.2.1 LSR (Local Service Request) Ordering Process

                           (D)2.2.1.1 RESELLER shall use electronic interfaces
                                    for orders placed using the LSR Ordering
                                    Process for the services it supports. The electronic interface gateways include both the Electronic Data Interchange (EDI) interface and the Interconnect Mediated Access (IMA) Graphical User Interface (GUI).

                           (D)2.2.1.2 The EDI interface provides a single
                                    interface for Pre-Order and Order
                                    transactions from RESELLER to USW and is transaction based rather than batch based. The interface standards for EDI are based upon the Order & Billing Forum (OBF) Local Service Order Guidelines (LSOG), the Telecommunication Industry Forum (TCIF) Customer Service Guideline and the American National Standards Institute/Accredited
                                    Standards Committee (ANSI ASC) X12 with
                                    exceptions as specified in the IMA and EDI disclosure documents which are provided in conjunction with the implementation responsibilities contained in this Section.

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                           (D)2.2.1.3 The IMA GUI also provides a single
                                    interface for Pre-Order and Order
                                    transactions from RESELLER to USW and is browser based The IMA GUI interface is based on the LSOG and utilizes a WEB standard technology, Hyper Text Markup Language
                                    (HTML), JAVA, and the Transmission Control
                                    Protocol/Internet Protocol (TCP/IP) to
                                    transmit messages.

                           (D)2.2.1.4 Functions

                                    (D)2.2.1.4.1 Pre-ordering

                                             Pre-Ordering refers to the set of
                                             activities performed in conjunction
                                             with placing an order. Pre-order
                                             consists of the following
                                             functions: validate address,
                                             service availability, review
                                             Customer Service Record (CSR),
                                             check facility availability,
                                             reserve telephone numbers, and
                                             schedule an appointment. The
                                             electronic interface gateways
                                             provide on-line capabilities to
                                             perform these functions. Not all
                                             functions apply to all products.

                                        (D)2.2.1.4.1.1 Validate address will
                                                  verify the end user's address.

                                        (D)2.2.1.1.4.1.2 Service Availability
                                                  will return the list of (1)
                                                  POTS products and services
                                                  available in the Central
                                                  Office switch serving a
                                                  particular end user address,
                                                  which will indicate to
                                                  RESELLER, among other things,
                                                  which products and services
                                                  are authorized for resale in
                                                  the Central Office switch
                                                  serving a particular end user
                                                  address and (2)
                                                  nonswitched-based products and
                                                  services that RESELLER is
                                                  authorized to provide
                                                  according to its resale
                                                  agreement with USW.

                                        (D)2.2.1.1.4.1.3 Review Customer Service
                                                  Record (CSR) gives RESELLER
                                                  the ability to request a
                                                  display of local exchange
                                                  services and features (CPNI)
                                                  USW is currently providing to
                                                  an end user.

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                                        (D)2.2.1.4.1.4 Check Facility
                                                  Availability will provide an
                                                  indication of whether existing
                                                  facilities are available or if
                                                  new facilities are required,
                                                  and if a technician must be
                                                  dispatched to provide the
                                                  facilities requested at the
                                                  end user's address. This
                                                  transaction does not reserve
                                                  facilities and does not
                                                  guarantee that facilities will
                                                  or will not be available when
                                                  the order is submitted.

                                        (D)2.2.1.4.1.5 Reserve Telephone Numbers
                                                  provides RESELLER with the
                                                  ability to select an end
                                                  user's telephone number. The
                                                  reservation process is further
                                                  divided into telephone number
                                                  availability, selection,
                                                  exchange and return
                                                  functionality. Expiration
                                                  period for selection and
                                                  submission of Telephone Number
                                                  are:

                                        -         A period up to thirty (30)
                                                  minutes in which to make a
                                                  telephone number selection. If
                                                  this time limit is exceeded,
                                                  and no attempt has been made
                                                  to select the telephone
                                                  numbers, the telephone numbers
                                                  are sent back to the OSS and
                                                  an error message is displayed
                                                  on the LSR. A new query will
                                                  need to be performed for
                                                  available telephone numbers.
                                        -         When a telephone number has
                                                  been reserved, there is a
                                                  twenty-four (24) hour business
                                                  period that the telephone
                                                  number may be included on an
                                                  LSR. If the time limit is
                                                  exceeded, the telephone number
                                                  is returned to the OSS.

                                        (D)2.2.1.4.1.6 Schedule Appointment
                                                  allows RESELLER to retrieve a
                                                  calendar of available
                                                  appointments and to reserve an
                                                  appointment date and time so
                                                  that a technician can be
                                                  dispatched for premises and/or
                                                  -non-premises work.

                                        (D)2.2.1.4.1.7 Expiration period for
                                                  selection and submission of
                                                  Appointment Reservation are:
                                        -         A selection must be made
                                                  within a thirty (30) minute
                                                  period. If an appointment


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                                                  has been selected and the time
                                                  limit was exceeded, an error
                                                  message will display. If the
                                                  error message displays, an
                                                  updated list of available
                                                  appointments will need to be
                                                  requested. If an appointment
                                                  has already been reserved for
                                                  this Purchase Order Number,
                                                  the Appointment Confirmation
                                                  window will be displayed and
                                                  will be pre-populated with
                                                  confirmation number,
                                                  appointment date and time, and
                                                  after and before times.
                                        -         Appointments are reserved for
                                                  a 24-hour business period. If
                                                  the appointment is not
                                                  attached to a submitted order
                                                  within 24 business hours, the
                                                  appointment is returned. When
                                                  the appointment is
                                                  successfully reserved,
                                                  confirmation of the
                                                  appointment will be displayed
                                                  to RESELLER.

                                        (D)2.2.1.4.2 Ordering and Provisioning

                                                  Submitting an LSR will result
                                                  in the provisioning and
                                                  installation, if necessary, of
                                                  an end user's service. The
                                                  functional set associated
                                                  with ordering is: Create New
                                                  LSR, Open LSR, Query LSR
                                                  Status and FOC Return.

                                        (D)2.2.1.4.2.1 Create New LSR allows
                                                  entry of information specific
                                                  to the LSR, including required
                                                  OBF forms, validates
                                                  information and submits the
                                                  LSR for processing.

                                        (D)2.2.1.4.2.2 Open LSR allows RESELLER
                                                  to save LSRs it is not ready
                                                  to submit for processing as a
                                                  pending status. When an LSR is
                                                  saved as pending, all the data
                                                  in all the forms associated
                                                  with the LSR is saved. This
                                                  feature permits RESELLER to
                                                  access, edit, submit, re-save,
                                                  and purge pending LSRs. In
                                                  addition, for issued LSRs,
                                                  RESELLER can issue
                                                  supplemental LSRs and
                                                  cancellations.

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                                        (D)2.2.1.4.2.3 Query LSR Status allows
                                                  RESELLER to obtain the status
                                                  of the LSR Status is provided
                                                  to RESELLER upon inquiry.
                                                  Order status functions include
                                                  the following: Submitted, In
                                                  Review, Issued, Rejected,
                                                  Erred, Completed and Jeopardy.

                                        (D)2.2.1.4.2.4 FOC Return returns a Firm
                                                  Order Confirmation to
                                                  RESELLER. The FOC confirms
                                                  that USW has received a SR,
                                                  issued an order, and assigned
                                                  an order number for tracking.

                                  (D)2.2.1.5 Forecast of Usage

                                        (D)2.2.1.5.1 RESELLER shall supply USW
                                                  with a forecast of products
                                                  and volumes they anticipate
                                                  ordering through the
                                                  electronic interface gateways
                                                  on a quarterly basis.

                                        (D)2.2.1.5.2 USW will use RESELLER's
                                                  forecast to provide RESELLER
                                                  sufficient capacity to provide
                                                  the services and elements
                                                  requested. If RESELLER exceeds
                                                  its capacity without
                                                  notification, to the extent
                                                  that it causes degradation to
                                                  other users' response times,
                                                  RESELLER's use of its capacity
                                                  on the IMA or EDI server may
                                                  be discontinued until a
                                                  resolution can be mutually
                                                  agreed to by both Parties. USW
                                                  will attempt to notify
                                                  RESELLER before discontinuing
                                                  RESELLER's use of the IMA or
                                                  EDI server; however USW
                                                  reserves the right to
                                                  discontinue use if it is
                                                  unable to contact RESELLER.

                                        (D)2.2.1.5.3 When RESELLER requests more
                                                  than twenty (20) Secure IDs
                                                  from USW RESELLER shall use a
                                                  T1 line instead of dial-up
                                                  capabilities.

                                    (D)2.2.1.6. Access Service Request (ASR)
                                             Ordering Process

                                        (D)2.2.1.6.1 The Exchange Access Control
                                                  and Tracking (EXACT) system
                                                  may be used for orders placed
                                                  using the ASR process. EXACT
                                                  is based upon the OBF Access
                                                  Service Order Guidelines
                                                  (ASOG). The EXACT interface
                                                  accepts a batch


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                                                        Miscellaneous Provisions

                                                  file that is transmitted via a
                                                  Network Data Mover (NDM)
                                                  connection to USW from
                                                  RESELLER. It is RESELLER's
                                                  responsibility to obtain the
                                                  appropriate software to
                                                  interface with USW's EXACT
                                                  system.

                                    (D)2.2.1.7 Facility Based EDI Listing
                                             Process

                                        (D)2.2.1.7.1The Facility Based EDI
                                                  Listing Process is a single
                                                  interface from RESELLER to
                                                  USW. This Ok interface is
                                                  based upon the OBF LSOG and
                                                  ANSI ASC X12 standards,
                                                  version 4010. This interface
                                                  enables RESELLER listing data
                                                  to be translated and passed
                                                  into the USW listing database.
                                                  After USW's daily batch
                                                  processing, a Confirmation/
                                                  Completion record (for every
                                                  PON provided on input) is
                                                  returned to RESELLER via an
                                                  EDI 855 transaction.

                           (D)2.2.2 Maintenance and Repair

                                    (D)2.2.2.1 Maintenance and Repair electronic
                                             interfaces support the tracking and
                                             resolution of end users' repair and
                                             maintenance needs as reported to
                                             RESELLER. They facilitate the
                                             exchange of updated information and
                                             progress reports between USW and
                                             RESELLER while the Trouble Report
                                             (TR) is open and a USW technician
                                             is working on the resolution.

                                    (D)2.2.2.2 RESELLER shall use the electronic
                                             interface gateways for reporting
                                             trouble. The electronic interface
                                             gateways are comprised of either
                                             the Mediated Access System
                                             Electronic Bonding (MEDIACC EB)
                                             interface or the IMA GUI interface.

                                    (D)2.2.2.3 The MEDIACC Electronic Bonding
                                             (EB) interface uses CMIP protocol
                                             over X.25 packet switching network
                                             using ANS T1M1.5 227/228
                                             standards.

                                    (D)2.2.2.4 The IMA GUI also provides a
                                             single interface for trouble
                                             reporting from RESELLER to USW
                                             and is browser based. The IMA GUI
                                             interface uses a Berkley Socket
                                             interface using ANSI T1M1.5 227/228
                                             standards. The IMA GUI uses JAVA as
                                             the standard. The IMA GUI Interface
                                             currently supports trouble
                                             reporting for resale services.

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                                                        Miscellaneous Provisions

                                    (D)2.2.2.5 Functions

                                        (D)2.2.2.5.1 Maintenance and Repair -
                                                  The functions, processes and
                                                  systems used in repair are
                                                  based on a Trouble Report
                                                  (TR), which is an electronic
                                                  document maintained in one or
                                                  more OSS. A TR contains
                                                  information about the end
                                                  user, the trouble, the status
                                                  of the work on the trouble and
                                                  the results of the
                                                  investigation and resolution
                                                  efforts. These business
                                                  processes will be made
                                                  available to RESELLER in the
                                                  following functional set: open
                                                  a trouble report, modify a
                                                  trouble report, notification
                                                  of status change, view trouble
                                                  report status, cancel a
                                                  trouble report, receive a
                                                  trouble report history,
                                                  resubmit/delete an erred
                                                  trouble report and close a
                                                  trouble report.

                                        (D)2.2.2.5.1.1 Open Trouble Report is
                                                  the mechanism that captures
                                                  information needed to resolve
                                                  the trouble. Once a TR has
                                                  been opened, if RESELLER is
                                                  using MEDIACC EB, USW sends an
                                                  electronic transaction to
                                                  RESELLER identifying
                                                  information about the TR
                                                  (E.G., commitment date and
                                                  tracking number).

                                        (D)2.2.2.5.1.2 In IMA for POTS, and in
                                                  EBTA for POTS and designed
                                                  services, Modify Trouble
                                                  Report allows RESELLER to
                                                  modify the trouble severity
                                                  (for example; change from
                                                  "service affecting" to "out of
                                                  service") and trouble
                                                  narrative on a TR until it has
                                                  been cleared.

                                        (D)2.2.2.5.1.3 Status Change
                                                  Notification provides
                                                  notification to RESELLIER that
                                                  the status of a previously
                                                  opened TR has changed. If
                                                  RESELLER is using MEDIACC EB,
                                                  RESELLER will receive this
                                                  notification via an electronic
                                                  transaction. If RESELLER is
                                                  using the IMA GUI Interface,
                                                  RESELLER will receive this
                                                  notification via email and/or
                                                  fax.

                                        (D)2.2.2.5.1.4 View Trouble Report
                                                  Status/Trouble Report Status
                                                  Request allows RESELLER to
                                                  view the status of an opened
                                                  Trouble Report. If RESELLER is
                                                  using MEDIACC EB, USW sends an
                                                  electronic transaction to
                                                  RESELLER with the

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                                                        Miscellaneous Provisions

                                                  status of an opened TR after
                                                  RESELLER sends an electronic
                                                  transaction to request the
                                                  status.

                                        (D)2.2.2.5.1.5 Cancel Trouble Report
                                                  allows RESELLER to request
                                                  cancellation of a previously
                                                  opened TR. Once a request to
                                                  cancel is received, an orderly
                                                  cessation of the trouble
                                                  resolution process begins. If
                                                  USW has completed any work
                                                  before the trouble resolution
                                                  process is stopped, charges to
                                                  RESELLER may apply.

                                        (D)2.2.2.5.1.6 Trouble Report History
                                                  provides RESELLER with
                                                  historical information on up
                                                  to the last three trouble
                                                  reports. For POTS resale, the
                                                  disposition and trouble report
                                                  date and time are provided.
                                                  For design services resale,
                                                  the trouble report date and
                                                  time, a text description of
                                                  the disposition, the USW
                                                  Trouble Report Number, and the
                                                  trouble type are provided. IMA
                                                  provides trouble report
                                                  history.

                                        (D)2.2.2.5.1.7 Resubmit/Delete allows
                                                  trouble reports to be
                                                  resubmitted or deleted via IMA
                                                  GUI if, prior to entering
                                                  USW's OSS, the transaction
                                                  fails or errors. This
                                                  transaction is only valid if
                                                  the TR has not entered USW's
                                                  OSS. This transaction is
                                                  currently only available via
                                                  IMA GUI.

                                        (D)2.2.5.1.8 Close a Trouble Report for
                                                  resale, allows USW to close
                                                  the TR once work is complete.
                                                  For design resale services,
                                                  USW sends RESELLER a request
                                                  for verification to close.
                                                  RESELLER then authorizes or
                                                  denies the closure. RESELLER
                                                  has twenty-four (24) hours to
                                                  respond. If a response is not
                                                  received within that time
                                                  frame, the TR will
                                                  automatically be closed. USW
                                                  provides notification to
                                                  RESELLER that a TR has been
                                                  closed because the trouble was
                                                  resolved. Additional
                                                  information,
                                                  (e.g., disposition,
                                                  disposition description,
                                                  outage duration, maintenance
                                                  of service, charge indicator)
                                                  is also included. If RESELLER
                                                  is using EB, RESELLER will
                                                  receive this response via an
                                                  electronic

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                                                        Miscellaneous Provisions

                                                  transaction. If RESELLER is
                                                  using the IMA GUI Interface,
                                                  RESELLER will receive this
                                                  response via email and/or fax.

                                        (D)2.2.2.5.1.9 MLT test results give
                                                  RESELLER the ability to
                                                  request a loop test for POTS
                                                  service via EBTA. When
                                                  RESELLER submits a TR through
                                                  IMA, the technician handling
                                                  the TR will order a MLT test
                                                  in appropriate situations.

(D)2.3 Hours of Operation

         USW's electronic interface gateways will be available to Resellers according to the following schedule:

         --------------------------- ------------------- ------------------ ----------------
         Function                    Monday - Friday     Saturday           Sunday
         --------------------------- ------------------- ------------------ ----------------
         IMA Pre-Order & Order       06:00 - 20:00
         --------------------------- ------------------- ------------------ ----------------
         Exact Order                 06:00 - 19:00       07:00 - 17:00
         --------------------------- ------------------- ------------------ ----------------
         Repair                      02:15 - 23:15       07:00 - 21:00      13:00 - 17:00
         --------------------------- ------------------- ------------------ ----------------

                  USW shall notify Resellers regarding system downtime through mass facsimile distribution and pop-up windows in the IMA GUI. All referenced times are Mountain Time.

                  The preceding times represent the period when USW commits that its OSS interfaces and downstream systems will be functioning (except for unforeseen system crashes) and its personnel will be available to assist RESELLER. USW's OSS interfaces are typically available 23 hours a day. RESELLER may call any maintenance and repair issues to the applicable repair center 24 hours per day, seven days per week. USW shall provide RESELLER current repair contact numbers.

         (D)2.4   Billing

                  (D)2.4.1 For products billed out of the USW Interexchange
                           Access Billing System (IABS), USW will utilize the existing CABS/BOS format and technology for the transmission of bills.

                  (D)2.4.2 For products billed out of the USW Customer Record
                           Information System (CRIS), USW will utilize the existing EDI standard for the transmission of monthly local billing information. EDI is an established standard under the auspices of the American National Standards Institute/Accredited Standards Committee (ANSI/ASC) X12 Committee. A proper subset of this specification has been adopted by the Telecommunications Industry Forum (TCIF) as the "811 Guidelines" specifically for the purposes of telecommunications billing.

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

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(D)2.5 Outputs

        Output information will be provided to RESELLER in the form of bills, files, and reports. Bills will capture all regular monthly and incremental/usage charges and present them in a summarized format. The files and reports delivered to RESELLER provide more detailed information than the bills. They come in the following categories:

        -----------------------------------------------------------------------------
        Usage Record File         Line Usage Information
        -----------------------------------------------------------------------------
        Loss and Completion       Order Information
        -----------------------------------------------------------------------------
        Category 11               Facility Based Line Usage Information
        -----------------------------------------------------------------------------
        SAG/FAM                   Street Address/Facility Availability Information
        -----------------------------------------------------------------------------

                  (D)2.5.1 Bills

                           (D)2.5.1.1 CRIS Summary Bill - The CRIS (Customer
                                    Record Information System) Summary Bill
                                    represents a monthly summary of charges for most wholesale products sold by USW. This bill includes a total of all charges by entity plus a summary of current charges and adjustments on each sub-account. Individual sub-accounts are provided as billing detail and contain monthly, one time charges and incremental/call detail information. The Summary provides one bill and one payment document for RESELLER. These bills are segmented by state and bill cycle. The number of bills received by RESELLER is dictated by the product ordered and the USW region in which RESELLER is operating.

                           (D)2.5.1.2 IABS Bill - The IABS (Interexchange Access
                                    Billing System) Bill represents a monthly summary of charges. This bill includes monthly and one time charges plus a summary of any usage charges. These bills are segmented by product, LATA, billing account number (BAN) and bill cycle.

                  (D)2.5.2 Files and Reports

                           (D)2.5.2.1 Daily Usage Record File provides the
                                    accumulated set of call information for a given day as captured, or "recorded" by the network switches. This file will be transmitted Monday through Friday, excluding USW holidays. This information is a file of un-rated USW originated usage messages and rated RESELLER originated usage messages. It is provided in Alliance for
                                    Telecommunication Industry Solution (ATIS) standard

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                                                                          Part D
                                                        Miscellaneous Provisions

                                    Electronic Message Interface (EMI) format.
                                    This EMI format is outlined in the document
                                    SR-320; which can be obtained directly from ATIS. The Daily Usage Record File contains multi-state data for the Data Processing Center generating this information. Individual state identification information is contained with the message detail. USW will provide this data to RESELLER with the same level of precision and accuracy it provides itself. This file will be provided for Resale services.

                           (D)2.5.2.2 The charge for this Daily Usage Record
                                    File is contained in Part E of this
                                    Agreement.

                           (D)2.5.2.3 Routing of in-region IntraLATA Collect,
                                    Calling Card, and Third Number Billed
                                    Messages - USW will distribute inregion
                                    intraLATA collect, calling card, and third number billed messages to RESELLER and exchange with other Co-Providers operating in region in a manner consistent with existing inter-company processing agreements. Whenever the daily usage information is transmitted to a carrier, it will contain these records for these types of calls as well.

                           (D)2.5.2.4 Loss Report provides RESELLER with a daily
                                    report that contains a list of accounts that have had lines and/or services disconnected. This may indicate that the end user has changed Resellers or removed services from an existing account. This report also details the order number, service name and address, and date this change was made. Individual reports will be provided for resale services.:

                           (D)2.5.2.5 Completion Report provides RESELLER with a
                                    daily report. This report is used to advise
                                    RESELLER that the order(s) for the
                                    service(s) requested is complete. It details the order number, service name and address and date this change was completed. Individual reports will be provided for resale services.:

                                    This report media is described in Exhibit C.

                           (D)2.5.2.6 Category 11 Records are Exchange Message
                                    Records (EMR) which provide mechanized
                                    record formats that can be used to exchange access usage information between USW and RESELLER. Category 1101 series


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                                                                          Part D
                                                        Miscellaneous Provisions

                                    records are used to exchange detailed access usage information.

                           (D)2.5.2.7 Category 1150 series records are used to
                                    exchange summarized Meet Point Billed access minutes-of-use.

                                    These mechanized records are available from USW in the following formats:

                                    NDM (direct connect or dial-up)
                                    Comet
                                    Tape
                                    Cartridge

                           (D)2.5.2.8 SAG/FAM Files - The SAG (Street Address
                                    Guide)/ FAM (Facility Availability Matrix) files contain the following information:

                                    SAG provides: - Address and Serving Central
                                    Office Information.

                                    FAM provides USOCs and descriptions by
                                    state - (POTS services only). USOC
                                    availability by NPA-NXX (with the exception of Centrex). interLATA/intraLATA carriers by NPA-NXX.

                                    These files are made available via a
                                    download process. They can be retrieved by ftp (file transfer protocol), NDM (Network Data Mover) connectivity, or a Web browser.

         (D)2.6   Modifications to OSS Interfaces

                  (D)2.6.1 RESELLER and USW agree to discuss the modification of
                           OSS interfaces based upon evolving standards (e.g., data elements, protocols, transport networks, etc.) and guidelines issued by or referenced by relevant Alliance for Telecommunication Industry Solution
                           (ATIS) committees. Establishment of new, or changes to industry standards and guidelines will be reviewed semi-annually. The review will consider standards and guidelines that have reached final closure as well as those published in final form. Both Parties agree to evaluate evolving standards and determine the relevant modification to be implemented based upon the latest approved version adopted or the latest version reflecting final closure by the relevant ATIS committee or subcommittee. As a result of the review, USW shall draft appropriate interface specifications that shall be made available to RESELLER through the electronic gateway disclosure document. Changes shall be implemented in the next release after the distdbution of the electronic gateway disclosure document to the Resellers.

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                                                                          PART D
                                                        MISCELLANEOUS PROVISIONS

                  (D)2.6.2 In the course of establishing operational ready
                           system interfaces between USW and RESELLER to support local service delivery, RESELLER and USW may need to define and implement system interface specifications that are supplemental to existing standards. RESELLER and USW will submit such specifications to the appropdate standards committee and will work towards their acceptance as a standard.

                  (D)2.6.3 Release updates will be based on regulatory
                           obligations as dictated by the FCC or Commissions and, as time permits, business requirements. USW will provide to RESELLER the features list for modifications to the interface. Specifications for interface modifications will be provided to RESELLER three (3) weeks prior to the release date. RESELLER is required to upgrade to the current release within six (6) months of the installation date.

         (D)2.7   Reseller Responsibilities for Implementation of OSS Interfaces

                  (D)2.7.1 Before any RESELLER implementation can begin,
                           RESELLIER must completely and accurately answer the New Customer Questionnaire. This questionnaire is provided by the USW account manager and details information needed by USW in order to establish service for RESELLER.

                  (D)2.7.2 Once USW receives a complete and accurate New
                           Customer Questionnaire, USW and RESELLER will mutually agree upon time frames for RESELLER implementation.

                  (D)2.7.3 If using the EDI interfaces, USW will provide
                           RESELLER with a copy of the Production Readiness Verification document. RESELLER is obligated to meet the requirements specified in the Production Readiness Verification document regardless of whether RESELLER chooses to participate in the Production Readiness Verification Test.

         (D)2.8   Reseller Responsibilities for On-going Support for OSS
                  Interfaces

                  (D)2.8.1 If using the IMA GUI interface, RESELLER must work with USW to train RESELLER personnel on the IMA GUI functions that RESELLER will be using. USW and RESELLER shall concur on which IMA GUI functions should be included in RESELLER's training. USW and RESELLER shall make reasonable efforts to schedule training in a timely fashion.

                  (D)2.8.2 An exchange protocol will be used to transport EDI formatted content. RESELLER must perform certification testing of exchange protocol prior to using EDI.


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                  (D)2.8.3 If RESELLER is using EDI, USW shall provide RESELLER with a preallotted amount of time to complete certification of its business scenarios. It is the sole responsibility of RESELLER to schedule an appointment with USW for certification of its business scenarios. RESELLER must comply with the agreed upon dates and times scheduled for the certification of its business scenarios. If the certification of business scenarios is delayed due to RESELLER, it is the sole responsibility of RESELLER to schedule new appointments for certification of its business scenarios. Conflicts in the schedule could result in certification being delayed. If a delay is due to USW, USW will honor RESELLER's schedule through the use of alternative hours.

                  (D)2.8.4 If RESELLER is using the EDI interface, RESELLER must work with USW to certify the business scenarios that RESELLER will be using in order to ensure successful transaction processing. USW and RESELLER shall mutually agree to the business scenarios for which RESELLER is required to be certified. Certification is granted only for a specific release of EDI. New releases of EDI may require recertification of some or all business scenarios. A determination as to the need for re-certification will be made by the USW Coordinator in conjunction with the release manager of each EDI release. Notice of the need for re-certification will be provided to RESELLER three
                           (3) weeks prior to the release date.

                  (D)2.8.5 In the event of Electronic Interface trouble,
                           RESELLER shall use its best efforts to isolate and resolve the trouble using the guidelines provided in the Production Readiness Verification document. If RESELLER cannot resolve the problem, then RESELLER should contact the LSP Systems Help Desk. The LSP Systems Help Desk is RESELLER's Single Point of Contact for electronic interface trouble.

         (D)2.9   Reseller Support

                  (D)2.9.1 USW shall provide adequate assistance to RESELLER for
                           RESELLER to understand how to implement and use the OSS functions for which USW provides access. This assistance will include training, documentation, and a LSP Help Desk. The LSP Help Desk will provide a single point of entry for RESELLER to gain assistance in areas involving connectivity, system availability, and file outputs. The LSP Systems Help Desk is available Monday through Friday, 6:00 a.m. until 8:00 p.m. Mountain Time, excluding USW holidays. The Help Desk areas are further described below..

                           (D)2.9.1.1  Connectivity covers trouble with
                                    RESELLER's access to the USW system for
                                    hardware configuration requirements with relevance to EDI and IMA GUI;

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                                                                          Part D
                                                        Miscellaneous Provisions

                                    software configuration requirements with relevance to EDI and IMA GUI; modem configuration requirements; T1 configuration and dial in string requirements; firewall access configuration; Secure ID configuration; Profile Setup and password verification.

                           (D)2.9.1.2 System availability covers system errors
                                    generated during an attempt by RESELLER to place orders or open trouble reports through EDI and IMA GUI. These system errors are limited to: POTS; Design Services and Repair.

                           (D)2.9.1.3 File Outputs covers RESELLER's output
                                    files and reports produced from its usage and order activity. File outputs system errors are limited to: Daily Usage File; Loss / Completion File; IABS Bill; CRIS Summary Bill; Category 11 Report and SAG/FAM Reports.

                  (D)2.9.2 Additional assistance to Resellers; is available
                           through various web sites. These web sites provide electronic interface training information and user documentation and technical specifications.

         (D)2.10  Compensation / Cost Recovery

                  On-going and one-time startup charges, as applicable, will be billed at rates to be specified by the Commission at the completion of an appropriate cost docket hearing. USW shall establish rates for any systems charges not included in appropriate cost docket hearings.

(D)3.    U S WEST DEX

         USW and RESELLER agree that certain issues outside the provision of basic white page directory listings, such as yellow pages advertising, yellow pages listings, directory coverage, directory distribution, access to call guide pages (phone service pages), applicable listings criteria, white page enhancements and publication schedules will be the subject of negotiations between RESELLER and directory publishers, including U S WEST Dex. USW acknowledges that RESELLER may request USW to facilitate discussions between RESELLER and U S WEST Dex.

(D)4.    NOTICE OF CHANGES

         Notice should be written and provide pertinent descriptive information of such changes, within the limitations of confidentiality and disclosure, such that the other Party can evaluate potential effects. Also included with the written notice should be contact names and phone numbers for subsequent discussions.

         This represents good faith effort on the part of the Parties and will evolve over time as required for the effective provision of resale services and end user service delivery.

                                                                   Page 47
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                                                                          Part D
                                                        Miscellaneous Provisions

(D)5.    MAINTENANCE AND REPAIR

         (D)5.1   Service Levels

                  (D)5.1.1 USW will provide repair and maintenance for all
                           services covered by this Agreement in a manner equal to that which USW provides for itself.

                  (D)5.1.2 During the term of this Agreement, USW will provide necessary maintenance business process support to allow RESELLER to provide similar service quality to that provided by USW to its end users.

                  (D)5.1.3 USW will perform repair service that is equal in
                           timeliness and quality to that which it provides to its own end users.

         (D)5.2   Branding

                  (D)5.2.1 Should USW need to use various forms for
                           communication with RESELLER end users (while out on premises dispatch on behalf of RESELLER, for example), USW will use unbranded forms.

                  (D)5.2.2 If required by RESELLER, USW will use branded forms provided at RESELLER's full expense, covering training costs, storage, printing, distribution and all other branding-related costs.

         (D)5.3   Service interruptions

                  (D)5.3.1 The characteristics and methods of operation of any circuits, facilities or equipment of either Party connected with the services, facilities or equipment of the other Party pursuant to this Agreement shall not: 1) interfere with or impair service over any facilities of the other Party; its affiliated companies, or its connecting and concurring carriers involved in providing its services; 2) cause damage to their plant; 3) violate any applicable law or regulation regarding the invasion of privacy of any communications carried over the Party's facilities; or 4) create hazards to the employees of either Party or to the public. Each of these requirements is hereinafter referred to as an "Impairment of Service".
                 (D) 5.3.2 If it is confirmed that either Party is causing an
                           Impairment of Service, as set forth in this Section, the Party whose network or service is being impaired (the "Impaired Party") shall promptly notify the Party causing the Impairment of Service (the "Impairing Party") of the nature and location of the problem. The Impaired Party shall advise the Impairing Party that, unless promptly rectified, a temporary discontinuance of the use of any circuit, facility or equipment may be required. The Impairing Party and the Impaired Party agree to work together to attempt to promptly resolve the Impairment of Service. If the Impairing Party is unable to promptly remedy the Impairment of

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                                                                          Part D
                                                        Miscellaneous Provisions

                           Service, the Impaired Party may temporarily discontinue use of the affected circuit, facility or equipment.

                  (D)5.3.3 To facilitate trouble reporting and to coordinate the repair of the service provided by each Party to the other under this Agreement, each Party shall designate a repair center for such service.

                  (D)5.3.4 Each Party shall furnish a trouble reporting
                           telephone number for the designated repair center. This number shall give access to the location where records are normally located and where current status reports on any trouble reports are readily available. If necessary, alternative out-of-hours procedures shall be established to ensure access to a location that is staffed and has the authority to initiate corrective action.

                  (D)5.3.5 Before either Party reports a trouble condition, it shall use its best efforts to isolate the trouble to the other's facilities

                           (D)5.3.5.1 In cases where a trouble condition affects
                                    a significant portion of the other's
                                    service, the Parties shall assign the same priority provided to other Resellers and to itself.

                           (D)5.3.5.2 The Parties shall cooperate in isolating
                                    trouble conditions.

         (D)5.4   Trouble Isolation

                  (D)5.4.1 According to applicable state Tariffs, USW will bill appropriate Trouble Isolation Charges for dispatched work done by USW where the trouble is found to be on the end user's side of the NID or trouble is found to be in RESELLER's portion of the network.

                  (D)5.4.2 Other Trouble Isolation Charges may also be imposed by USW on RESELLER for other internal repair work incurred on behalf of RESELLER and later found to be in RESELLER network components.

         (D)5.5   Inside Wire Maintenance

                  Except where specifically required by state or federal regulatory mandates, USW will not perform any maintenance of inside wire (premises wiring beyond the end user's NID) for RESELLER or its end users.

         (D)5.6   Testing/Test Requests/Coordinated Testing

                  (D)5.6.1 USW will make the decision to test an end user's line or circuit. The test systems used by USW are finite, and their capacity has been designed according to USW's operating standards.

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                                                        Miscellaneous Provisions

                  (D)5.6.2 Although some types of trouble reports typically will not require a test, USW usually runs certain standard tests on each line on which trouble has been reported.

                  (D)5.6.3 Prior to any test being conducted on a line, USW must receive a trouble report from RESELLER.

                  (D)5.6.4 USW end users are not given test results. On
                           manually-reported trouble USW will not provide to RESELLER the test results for its trouble reports. For electronically-reported trouble, RESELLER may see various basic test results.

         (D)5.7 Workcenter Interfaces

                  (D)5.7.1 USW and RESELLER shall work cooperatively to develop positive, close working relationships among corresponding work centers involved in the trouble resolution processes..

         (D)5.8   Misdirected Repair Calls

                  (D)5.8.1 RESELLER shall inform its own end users where to
                           report their trouble conditions. Persons placing a misdirected repair call will be advised to call their own telephone service provider and will be provided the correct telephone number for that purpose (this referral may occur within a voice response system or other interactive systems).

                  (D)5.8.2 RESELLER and USW will employ the following procedures for handling misdirected repair calls;

                           (D)5.8.2.1 RESELLER and USW will provide their
                                    respective end users with the correct
                                    telephone numbers to call for access to
                                    their respective repair bureaus.

                           (D)5.8.2.2 End users of RESELLER shall be instructed
                                    to report all cases of trouble to RESELLER.
                                    End users of USW shall be instructed to
                                    report all cases of trouble to USW.

                           (D)5.8.2.3 To the extent the correct provider can be
                                    determined, misdirected repair calls will be referred to the proper provider of Basic Exchange Telecommunications Service.

                           (D)5.8.2.4 RESELLER and USW will provide their
                                    respective repair contact numbers to one another on a reciprocal basis.

                           (D)5.8.2.5 In responding to repair calls, neither
                                    Party shall make disparaging remarks about each other, nor shall they use these repair calls as the basis for internal referrals or to solicit end users to market services.


                                                                   Page 50
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                                                                          Part D
                                                        Miscellaneous Provisions

                           (D)5.8.2.6 Performance targets for speed of repair
                                    call answering will be the same as USW's performance targets for its own end users.

         (D)5.9   Major Outages/Restoral/Notification

                  (D)5.9.1 USW will notify RESELLER of major network outages as soon as is practical. This notification will be via e-mail to RESELLER's identified contact. With the minor exception of certain proprietary information, USW will utilize the same thresholds and processes for external notification as it does for internal purposes. This major outage information will be sent via E-mail on the same frequency schedule as is provided internally within USW. Service restoration will be non discriminatory, and will be accomplished as quickly as possible according to USW and/or industry standards.

                  (D)5.9.2 If desired, USW will meet with associated personnel from RESELLER to share contact information and review USW's outage restoral processes and notification processes.

                  (D)5.9.3 USW's emergency restoration process operates on a
                           7X24 basis.

         (D)5.10  Proactive Maintenance

                  (D)5.10.1 USW will perform scheduled maintenance equal in
                           quality to what it provides to itself.

                  (D)5.10.2 USW will work cooperatively with RESELLER to
                           develop industry-wide processes to provide as much notice as possible to RESELLER of pending maintenance activity. Such process work will include establishment of reasonable thresholds and notification standards.

         (D)5.11  Hours of Coverage

                  (D)5.11.1 USW's repair operation is 7 days a week, 24 hours a day. Not all functions or locations are covered with scheduled employees on a 7X24 basis. Where such 7X24 coverage is not available USW's repair operations center (always available 7X24) can call-out technicians or other personnel required for the situation.

         (D)5.12  Escalations

                  (D)5.12.1 USW will provide trouble escalation procedures to
                           RESELLER. Such procedures will be based on the processes USW employs for its own end users. USW escalations are manual processes.

                  (D)5.12.2 USW repair escalations begin with calls to the
                           up-front trouble reporting centers.

         (D)5.13  Dispatch

                  (D)5.13.1 USW will provide maintenance dispatch personnel on the same schedule provided for its end users.

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                                                                          Part D
                                                        Miscellaneous Provisions

                  (D)5.13.2 Upon receipt of a trouble report from RESELLER, USW will do all that is reasonable and practical, according to internal and industry standards, to resolve the repair condition. USW will dispatch repair personnel, if necessary, to repair the condition. It will be USW's decision whether it is necessary to send a technician on a dispatch. USW will make this dispatch decision based on the best information available in the trouble resolution process. Since it is not always necessary to dispatch to resolve trouble; should RESELLER require a dispatch when USW believes the dispatch is not necessary, appropriate charges may be billed to RESELLER for dispatch-related costs.

                  (D)5.13.3 For non-designed resale services USW will not
                           request authorization from RESELLER prior to dispatch. For lines supported by USW's designed services process, USW may accept RESELLER authorization to dispatch. USW's operational processes are regularly reviewed and may be altered in the future. Should processes be changed, RESELLIER will be notified.

                  (D)5.13.4 USW expects that RESELLER will have performed
                           appropriate trouble isolation and screening prior to handing the trouble report off to USW.

         (D)5.14  Electronic Reporting

                  (D)5.14.1 USW will accept repair reports from RESELLER through a mechanized system (IMA).

                  (D)5.14.2 USW will work cooperatively to develop repair
                           reporting via electronic bonding (other than IMA), based on national standards.

         (D)5.15  Intervals

                  (D)5.15.1 Similar trouble conditions, whether reported by USW end users or on behalf of RESELLER end users, will receive similar commitment intervals.

         (D)5.16  Jeopardy Management

                  (D)5.16.1 Notification will be given as soon as USW is aware that a trouble report interval is likely to be missed. This process will be the same as that used by USW for its own end users.

         (D)5.17  Trouble Screening

                  (D)5.17.1 RESELLER shall screen and test its end user trouble reports completely enough to insure that it sends USW only trouble reports that involve USW facilities.

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                                                                          Part D
                                                        Miscellaneous Provisions

                  (D)5.17.2 If desired, USW will cooperate with RESELLER to show
                           RESELLER how USW screens trouble conditions in its own centers, so that RESELLER may employ similar techniques in its centers.

          (D)5.18 Maintenance Standards

                  (D)5.18.1 USW will cooperate with RESELLER to meet the
                           maintenance standards outlined in this Agreement.

                  (D)5.18.2 For manually-reported trouble, USW will inform
                           RESELLER of repair completion as soon as practical after completion. On electronically reported trouble reports the electronic system will automatically update status information, including trouble completion, across the joint electronic gateway.

         (D)5.19  End User Interfaces

                  (D)5.19.1 RESELLER will be responsible for all interactions with its end users including service call handling and notifying end users of trouble status and resolution.

                  (D)5.19.2 All USW employees who perform repair service for
                           RESELLER end users will be trained in
                           non-discriminatory behavior.

          (D)5.20 Repair Call Handling

                  (D)5.20.1 Manually-reported repair calls by RESELLER to USW will be answered with the same quality and speed USW answers calls from its own end users.

          (D)5.21 Single Point of Contact

                  (D)5.21.1 USW will provide a single point of contact for
                           RESELLER to report maintenance issues and trouble reports via electronic interfaces seven days a week, twenty-four hours a day.

                  (D)5.21.2 For manually-reported trouble reports, a single 7X24 trouble reporting telephone number will be provided to RESELLER for each category of trouble situation encountered.

         (D)5.22  Maintenance Windows

                  (D)5.22.1 Generally, USW performs major switch maintenance activities during off-hours time periods, during certain "maintenance windows" in the early morning hours and/or on weekends.

                  (D)5.22.2 Generally, the maintenance window is from 10:00 PM to 6:00 AM Monday through Friday and from 10:00 PM Saturday to 6:00 AM Monday.

                  (D)5.22.3 Although USW attempts to perform major switch
                           maintenance at these times, on some occasions this will not be possible.

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                                                                          Part D
                                                        Miscellaneous Provisions

(D)6.    SERVICE PERFORMANCE

         (D)6.1   General Provisions

                  (D)6.1.1 USW will provide reports of service indicators
                           that will assist in an evaluation of the service provided to RESELLER.

                  (D)6.1.2 In no instance shall this Agreement be construed to require USW to provide superior levels of service to RESELLER in comparison to the level of service USW provides to itself or its own end users.

                  (D)6.1.3 As further specified in this Section, USW will
                           provide results for the list of performance indicators identified for the following Standard Service Groupings: Resold Residential Plain Old Telephone Service (POTS); Resold Business POTS; Resold ISDN; Resold Centrex service; Resold PBX trunks, Resold Direct Inward Dialing (DID) and Resold Digital Switched Service (DSS); Resold DS-0, Resold DS-1, Resold DS-3.

                  (D)6.1.4 As specified in this Section, USW will provide
                           results for the following types of Orders:

                           C = Change in existing service or billing number
                           D = total disconnect of service
                           F = From the outward service associated with a transfer (To or "T") of service from one address to another
                           N = New connection for service
                           R = Record order; record change only. (For Resale services, service migrations without changes for non-designed services are record orders.)
                           T = To or transfer of service from one address to another
                           X = USW initiated internal work order

         (D)6.2   Service Performance Indicators

                  The following Service Performance Indicators will be provided to RESELLER when available and upon request, but no more frequently than once per month subject to the provisions of this Section. The requests for additional Service Performance Indicators during the term of this Agreement shall be considered by USW. However, USW is not required to provide additional Service Performance Indicators during the term of this Agreement. Service Performance Indicators characterized as "Core" indicators measure most directly the service or process outcome USW provides to RESELLER.

                  Performance Indicators characterized as "Diagnostic" indicators are those that measure aspects of service quality that support aspects measured by core indicators, that represent sub-process outcomes, or that are otherwise duplicative to some degree of aspects measured by "Core" indicators.

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                                                                          Part D
                                                        Miscellaneous Provisions

                  (D)6.2.1 Core Performance Indicators

                           (D)6.2.1.1 Gateway Availability Indicator

                                GA-1  Gateway Availability - via Human-to-
                                      Computer Interface (percent).
                                GA-2  Gateway Availability - via Computer-
                                      to-Computer Interface (percent).

                           (D)6.2.1.2 Pre-Ordering Indicators

                                PO-1  Pre-Order/Order Response times

                                       A. Appointment Scheduling (Due Date
                                          Reservation, where appointment is
                                          required)
                                       B. Feature Function and Service
                                          Availability Information
                                       C. Facility Availability
                                       D. Street Address Validation
                                       E. Customer Service Records
                                       F. Telephone Number

                           (D)6.2.1.3 Ordering and Provisioning Indicators

                                OP-1 Speed of Answer - Interconnect
                                     Provisioning Center (average)
                                OP-2 Calls Answered within 20 Seconds -
                                     Interconnect Provisioning Center (percent)
                                OP-3 Installation Commitments Met (percent)
                                OP-4 Installation Interval (average)
                                OP-5 Installation Trouble Reports (percent)l
                                OP-6 Delayed Days (average)

                           (D)6.2.1.4 Maintenance and Repair Indicators

                                MR-1 Speed of Answer - Interconnect Repair
                                     Center (average)
                                MR-2 Percent Calls Answered Within 20
                                     Seconds - Interconnect Repair Center
                                     (percent)
                                MR-3 Out of Service Cleared Within 24 hours
                                     - Non-Designed Repair Process (percent)
                                MR-4 All Troubles Cleared Within 48 hours -
                                     Non-Designed Repair Process (percent)
                                MR-5 All Troubles Cleared Within 4 hours -
                                     Designed Repair Process (percent)
                                MR-6 Mean Time to Restore - Non-Designed
                                     Repair Process (average)
                                MR-7 Repair Repeat Report Rate (percent)
                                MR-8 Trouble Rate (percent)

                                                                          Part D
                                                        Miscellaneous Provisions

                                  (D)6.2.1.5 Billing Indicators

                                    BI-1 Mean Time to Provide USW Recorded Usage
                                         Records ((average)
                                    BI-2 Mean Time to Deliver Invoices
                                         (average) BI-3   Billing Accuracy

                                  (D)6.2.1.6 Emergency Services

                                    ES-1 ALI Database Updates Completed Within
                                         24 hours (percent)
                                    ES-2 911/E911 Emergency Services Trunk
                                         Installation Interval (average)

                                 (D)6.2.1.7 Directory Assistance

                                    DA-1 Speed of Answer - Directory Assistance
                                         (average)
                                    DA-2 Calls Answered Within Ten Seconds -
                                         Directory Assistance (percent)

                                  (D)6.2.1.8 Operator Services

                                    OS-1 Speed of Answer - Operator Services
                                         (average)
                                    OS-2 Calls Answered Within Ten Seconds -
                                         Operator Services (percent)

                   (D)6.2.2 Diagnostic Indicators

                                    In addition to the performance indicators identified above, USW will report the following indicators that do not directly address nondiscrimination but may be useful in diagnosing problems or improving service:

                                 (D)6.2.2.1 Pre-Order/Ordering

                                    DPO-1 Electronic Flow - Through of Local
                                         Service Requests (LSRs) to the Service
                                         Order Processor (percent)
                                    DPO-2 LSR Rejection Notice Interval
                                         (average)
                                    DPO-3 LSRs Rejection (percent)
                                    DPO-4 Firm Order Confirmation (FOC) Interval
                                         (average)
                                    DPO-5 Pre-Order/Order Response Times for USW
                                          Retail Transactions (average)
                                    DPO-6 Completion Notifications Transmitted
                                          Within 24 hours (percent)
                                    DPO-7 Completion Notification Interval
                                          (average)

                                 (D)6.2.2.2 Ordering and Provisioning

                                    DOP-1 RESELLER or RESELLER's Customer -
                                          Caused Installation Misses (percent)
                                    DOP-2 Delayed Orders Completed equal to
                                          greater than 15 days past the
                                          Commitment Date (percent)

                                                                          Part D
                                                        Miscellaneous Provisions

                                    DOP-3 Delayed Orders Completed equal to or greater than 90 days past the Commitment Date (percent)

                                    DOP-4 RESELLER or RESELLER's Customer-Caused
                                    Coordinated Cutover Misses (percent)

                           (D)6.2.2.3 Maintenance and Repair
                                    DMR-1 RESELLER or RESELLER's Customer-Caused
                                         Trouble Reports (percent)

                           (D)6.2.2.4 Access to OSS Functions:
                                    (GA-1) Gateway Availability - Human-to-
                                         Computer Interface (percent)
                                    (GA-2) Gateway Availability - Computer-to-
                                         Computer Interface (percent)
                                    (PO-1) Per-Order/Order Response Times
                                         (average)
                                    (OP-1 and MR-1)Speed of Answer -
                                         Provisioning and Repair Centers
                                         (average)
                                    (OP-2 and MR-2) Calls Answered Within 20
                                         Seconds - Provisioning and Repair
                                         Centers (percent)
                                    (BI-1) Mean Time to Provide USW - Recorded
                                         Usage Records
                                    (BI-2) Mean Time to Deliver Invoices
                                    (BI-3) Billing Accuracy

                           (D)6.2.2.5 Access to Emergency Services
                                    (ES-1) ALI Database Updates Within 24 Hours
                                         (percent)
                                    (ES-1) 911/E911 ES Trunk Installation
                                         Intervals (average)

                           (D)6.2.2.6 Access to Directory Assistance
                                    and Operator Services:
                                    (DA-1 and OP-1) Speed of Answer (average)
                                    (DA-2 and OS-2) Calls Answered Within 10
                                         Seconds (percent)

                           (D)6.2.2.7 Resale Services Ordering and
                                    Provisioning:
                                    (OP-3) Installation Commitments Met
                                         (percent)
                                    (OP-4) Installation Interval (average)
                                    (OP-5) Installation Trouble Reports
                                         (percent)
                                    (OP-6) Delayed Days (average)

                           (D)6.2.2.8 Resale Services Maintenance and Repair:
                                    (MR-3) Out of Service Cleared Within 24
                                         Hours - Non-Designed Repair Process
                                         (percent)
                                    (MR-4) All Troubles Cleared Within 48
                                         Hours - Non-Designed Repair Process
                                         (percent)
                                    (MR-5) All Troubles Cleared Within 4 Hours -
                                         Designed Repair Process (percent)
                                    (MR-6) Mean Time to Restore (average)
                                    (MR-6) Repair Repeated Report Rate (percent)
                                    (MR-6) Trouble Rate (percent)

                                                            Part D Miscellaneous
                                                                      Provisions

         (D)6.3   Service Quality Performance Results Reports

                  (D)6.3.1 For Resale, USW will provide core service performance results for the performance indicators listed above for RESELLER, other Resellers in aggregate and USW end users.

         (D)6.4   Performance Results Provided to Reseller

                  The performance results provided to RESELLER by USW shall be consistent with the current version of the USW Service Performance Indicator Description (PID).

         (D)6.5 The performance results provided under this Agreement are to be used solely for the purposes set forth herein, and shall be treated as "Proprietary Information" as provided in Section
                  (A)3.14 of this Agreement.

         (D)6.6   Service Performance - Reported Events

                  (D)6.6.1 When applicable, USW will report service-related
                           performance results for all "events". An "event" is the activity that generates the measurement.

                  (D)6.6.2 The Parties will report RESELLER results referenced above provided that RESELLER has ordered and is utilizing the services reported;

                  (D)6.6.3 USW will provide the reports on a calendar monthly basis. These reports will be provided within forty-five (45) calendar days of the close of the preceding month.

         (D)6.7   Self Executing Remedies

                  The purpose and focus of remedies provisions under this Resale Agreement shall be to resolve significant differences in service quality that have been identified through appropriate comparisons of the service performance results reported for the core performance indicators defined above.
                  Self-executing remedies are those actions, defined herein, that USW will undertake in good faith and in cooperation with RESELLER to respond to such differences immediately, without waiting for determination of whether actual discrimination may exist.

                  (D)6.7.1 For this purpose, significant differences shall be considered to be those that are determined to be statistically, operationally, and materially significant in each of three (3) or more consecutive months and that reflect a probability that inferior service was apparently provided to RESELLER, based on the relevant comparison of performance indicator results. Statistical significance shall be determined as defined below. Operational and material significance shall be established by including for comparison only those results that have (a) minimum sample sizes of 30 each, and (b) a relevant comparison demonstrating a service performance difference of a magnitude that can be reasonably considered to have a perceptible effect on end users or RESELLER operations.

                                                            Part D Miscellaneous
                                                                      Provisions

                  (D)6.7.2 Determination of the statistical significance of any difference in appropriately comparable results shall be based on statistical testing for (1) differences in means (where performance indicator results are reported as averages) or (2) difference in proportions (where performance indicator results are reported as percentages), as follows:

                           (D)6.7.2.1 Determination of the significance of a
                                    difference in mean values of each monthly service performance indicator results shall be based on a "permutation" test using what is commonly referred to as a "Z" statistic and a maximum of 1,000 randomly selected permutations of the samples. Where sample sizes exceed 600, the "Z" test using the "modified Z statistic" may be used instead of the permutation test. Where used, the modified Z statistic will be based on the statistical variance associated with USW's retail performance results, where applicable, or on the variance associated with RESELLER aggregate performance results, where there are no retail performance results.

                           (D)6.7.2.2 The significance of a difference in
                                    proportional measurements shall be based on direct calculation of the probability of the observed difference using the binomial distribution with a pooled P value.

                           (D)6.7.2.3 A difference in results by either test
                                    type (i.e., differences in means or
                                    differences in proportions) will be deemed statistically significant if the appropriate one tailed test indicates, with 99 percent confidence, that the performance indicator results being compared appear to be from different populations of performance. In other words, that service being provided to RESELLER appears to be inferior to that represented by the comparable results (such as, results representing service provided to Resellers in aggregate or to USW retail).

                  (D)6.7.3 For each case in which a significant difference as defined above has occurred, USW shall:

                           (D)6.7.3.1 Immediately investigate to determine the
                                    cause(s) of the difference and, where
                                    feasible, begin good-faith efforts to
                                    resolve the difference;

                           (D)6.7.3.2 Within 45 days, provide to RESELLER a
                                    written explanation of the result of the investigation as to

                                                            Part D Miscellaneous
                                                                      Provisions

                                    cause(s) and, as applicable, an action plan describing (i) what has and will be done to resolve the difference, (ii) what cooperative actions and timelines on the part of RESELLER are needed to facilitate or expedite resolution, and (iii) listing key milestones for use by the Parties in tracking progress;

                           (D)6.7.3.3 Offer and meet with designated RESELLER
                                    representatives monthly to discuss progress on resolving the difference(s);

                           (D)6.7.3.4 Escalate to vice president level any
                                    significant difference that has or is not projected to be resolved within three months of the difference first being identified as significant as defined above, with commitment at that level to direct due diligence toward removing obstacles and expediting resources where feasible and necessary to resolve the difference as soon as possible.

                  (D)6.7.4 If a statistically and operationally significant
                           difference has occurred in the trend results for any particular performance indicator, the Parties shall allow three (3) months to correct the difference in the trend results. If the statistically, and operationally significant difference in trend results is corrected within the three (3) month time, no action, formal or informal, shall be taken by either Party with respect to that difference.

                  (D)6.7.5 If the statistically and operationally significant difference in trend results is not corrected within the three (3) month time frame, the Dispute Resolution provision of this Resale Agreement shall apply.

         (D)6.8   Delaying Events

                  (D)6.8.1 A Party's failure to meet a requirement in this
                           Section of this Agreement shall not be included when that failure is a result, directly or indirectly, of a Delaying Event.

                  (D)6.8.2 A "Delaying Event" means:

                           (D)6.8.2.1 Failure by either Party to perform any of
                                    its obligations set forth in this Agreement,

                           (D)6.8.2.2 Any delay, act or failure to act by an end
                                    user, agent or subcontractor of the other
                                    Party, or

                           (D)6.8.2.3 Any Force Majeure Event.

                                                                          Part D
                                                        Miscellaneous Provisions

                  (D)6.8.3 If a Delaying Event prevents either Party from
                           performing a measured activity, then such measured activity shall be excluded from the performance indicator(s).

         (D)6.9   Records Retention for Service Performance Indicators

                  USW shall maintain complete and accurate records, for the specified review period of its performance under this Agreement for each measured activity. USW shall provide such records to RESELLER in a self-reporting format. Such records shall be in the format kept in USW's ordinary course of business. The Parties agree that such records shall be deemed "Confidential Information."

         (D)6.10  Joint Defense and Advocacy

                  The Parties shall jointly and separately advocate and defend the sufficiency of this Agreement in addressing the nondiscrimination requirements of the Act and wholesale services performance measurements reporting rights, remedies and related terms and conditions in any forum in which its sufficiency might be challenged.

         (D)6.11  Cost Recovery

                  Each Party reserves the right to recover the costs associated with the creation of the above measures, indicators, and reports through a future proceeding before a regulatory body. Such a proceeding may address a wide range of implementation costs not otherwise recovered through charges established herein.

                                                                          Part E
                                                                     Idaho Rates

                              PART E - IDAHO RATES
                   LOCAL EXCHANGE SERVICES RESALE OF SERVICES

The Parties agree the following charges apply to the Resale of Local Services:

1. Nonrecurring Charges.
         a. Customer Transfer Charge (CTC): The following nonrecurring charges apply when converting a USW account to a RESELLER account or when changing an end user from one reseller to another.

         CATEGORY OF SERVICE                          NONRECURRING CHARGE
         RESIDENCE OR BUSINESS MECHANIZED
                  First Line                               $14.56
                  Each Additional Line                      $6.57
         RESIDENCE OR BUSINESS MANUAL
                  First Line                               $27.52
                  Each Additional Line                      $7.12
         PRIVATE LINE TRANSPORT
                  First Circuit                            $45.08
                  Additional Circuits, Same CSR            $31.19
         ADVANCED COMMUNICATIONS SERVICES, PER             $50.48
         CIRCUIT


         b. Product Specific Nonrecurring Charge: As set forth in USW tariffs, the product specific nonrecurring charges, without discount, will apply when additional lines or trunks are added or when the end user adds features or services to existing lines or trunks.

2. Except as qualified below, all USW telecommunications services, including IntraLATA Toll, shall be available for resale at an 18.25% discount in Southern Idaho and a 19.37% discount in Northern Idaho.

         a.   The following services are not available for resale:
                -   Customer Premises Equipment (separately or in a package)
                -   USW Calling cards
                -   Inside Wire (including installation, sale or maintenance)
                -   Promotions of less than 90 days
                -   Enhanced Services (including Voice Messaging)
                -   Concession Service

         b. The following services are available only to the same class of customer eligible to purchase that service from USW:
                - Grandfathered (NOTE: IN IDAHO, CENTREX PLUS SERVICE IS GRANDFATHERED)
                -   Residence
                -   Lifeline/Link-up

                                                                          Part E
                                                                     Idaho Rates

         c. The following services are available for resale under this Agreement but are not included in the wholesale pricing reflected above:

                  -   Public Access Lines
                  -   Private Line Used For Special Access

         d. Telecommunications services offered by USW at a term or volume discount are available at a 6.65% discount in Southern Idaho and a 6.87% discount in Northern Idaho.

3.       Daily Usage Record File: Recurring Charge - $.0011 per record.

                                                                          Part F
                                                                       Signature

                               PART F - SIGNATURE

ENTIRE AGREEMENT

This Agreement constitutes the entire agreement between the Parties and supersedes all prior oral or written agreements, representations, statements, negotiations, understandings, proposals and undertakings with respect to the subject matter hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized representatives.

ESSENTIAL.COM                                U S WEST COMMUNICATIONS, INC.

/s/ Akhil Garland                            /s/ E. J. Stamp for
--------------------------                   --------------------------------
Signature                                    Signature

Akhil Garland                                Katherine L. Fleming
--------------------------                   --------------------------------
Name Printed/Typed                           Name Printed/Typed

CEO                                          Vice President - Interconnection
--------------------------                   --------------------------------
Title                                        Title

02/16/00                                      02/25/00
--------------------------                   --------------------------------
Date                                         Date